As filed with the Securities and Exchange Commission on June 1, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08846

Tributary Funds, Inc.

Tributary Capital Management, LLC
1620 Dodge Street
Omaha, Nebraska 68197

Karen Shaw
Atlantic Fund Services, LLC
Three Canal Plaza, Suite 600
Portland, ME 04101

Registrant's telephone number, including area code: (800) 662-4203

Date of fiscal year end: March 31

Date of reporting period: April 1, 2017 – March 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

TRIBUTARY FUNDS

Tributary Funds®

Annual Report

March 31, 2018

Tributary Short-Intermediate Bond Fund
Institutional Class: FOSIX
Institutional Plus Class: FOSPX

Tributary Income Fund
Institutional Class: FOINX
Institutional Plus Class: FOIPX

Tributary Nebraska Tax-Free Fund
Institutional Plus Class: FONPX

Tributary Balanced Fund
Institutional Class: FOBAX
Institutional Plus Class: FOBPX

Tributary Growth Opportunities Fund
Institutional Class: FOGRX
Institutional Plus Class: FOGPX

Tributary Small Company Fund
Institutional Class: FOSCX
Institutional Plus Class: FOSBX

Notice to Investors

Shares of Tributary Funds:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA. Northern Lights and the Tributary Funds' investment adviser are not affiliated.

Table of Contents

Management Discussion and Analysis	3
Schedules of Portfolio Investments	15
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	53
Additional Fund Information	54
Directors and Officers	57

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Manager Commentary

The trailing 12-months included many events and data releases that could seemingly have moved the markets, but what truly captured the attention of investors was the promise and eventual passage of tax reform legislation in December 2017.  Expectations for stronger economic growth and corporate profitability drove risk-on sentiment for most of the fiscal year, even as the Federal Reserve raised its target Fed Funds range three times to 1.50% - 1.75% and initiated its balance sheet reduction.  Perhaps as a result of a more hawkish Federal Reserve, along with fears of higher inflation, markets finally witnessed the return of volatility during the first months of 2018—equity markets fell from their all-time highs and corporate bond yields widened from the tightest levels relative to U.S. Treasuries in over 10 years.  From a fundamental perspective the economy continued to perform well over the year, with annualized GDP growth hitting a high of 3.2% in the third quarter of 2017, the fastest growth in over two years.  On the heels of a healthy economy and the tax-reform legislation, financial markets rewarded risk-taking behavior during the year, even despite the volatility that closed the fiscal year.

The Tributary Short-Intermediate Bond Fund returned 1.17% (net, Institutional Plus) for the year ended March 31, 2018 compared to a 0.19% return for the Bloomberg Barclay’s 1-5 Year Gov’t Credit Index.  The U.S. Treasury yield curve flattened significantly over the trailing 12 months as the 2-year yield rose over 100 basis points (bps), the 5-year rose 64 bps while the 10-year yield was 35 bps higher.  The shift of the yield curve was a positive contributor to the Fund’s relative performance for the year, as our lower duration exposure in the short and intermediate segments of the curve boosted performance against the benchmark.  An additional positive impact on performance came from the Fund’s sector allocation decision.  Our overweight position in the credit sectors of the market was especially beneficial, as credit spreads on non-government securities tightened during the year.  As with the previous year, lower-quality corporate bonds were the best performing asset class in fixed income (the Barclays Corporate High Yield index returned nearly 4%), driven by the corporate tax cuts and solid economic growth.  Within the investment grade space, corporate bonds were the best performing sector with a 2.1% excess return over similar maturity Treasuries.  Non-corporate credit came in next with a 1.8% excess return, due largely to the exposure to emerging market sovereign debt.  Commercial MBS and ABS followed with a 1.4% excess return, while agency MBS modestly out-performed Treasuries with a 0.3% excess return.  In addition to yield curve and sector allocation, the Fund’s performance was also boosted by positive security selection in the corporate and ABS sectors.

During the year the Fund’s overall sector allocation shifted toward government securities and agency MBS and away from corporate credit securities and the non-agency structured product space.  As yield spreads tightened significantly over the year on shorter maturity bonds, we found more value in simply owning risk-free government assets.  Our agency MBS allocation increased  modestly during the year as we added exposure to shorter-average life CMOs, while our exposure to non-agency product continued to decline due to legacy paydowns, even as we added positions in new issues of prime jumbo collateral. In terms of credit quality there was no significant change during the year, as the Fund maintained an AA- weighted average credit rating.

The return of volatility in the financial markets appears to have reminded investors of the myriad reasons for caution.  Historically rich valuations to start the year, slowly tightening global monetary policy (read higher interest rates), geopolitical concerns and more recently the growing fear of a trade war have all conspired to cause heightened risk aversion.  Whether or not this trend continues is of course the key question going forward.  For our part, we are sympathetic to the view that these risks may remain elevated, and as such we continue to manage the portfolio somewhat defensively by keeping duration modestly shorter than the benchmark and maintaining a bias for higher quality assets.  Regarding sector allocation, we remain overweight the non-agency RMBS and CMBS sectors, as well as the traditional ABS space, given our view that the risk-adjusted yield pickup is attractive.  We are slightly underweight duration in the broad corporate sector, largely as a result of our lower exposure to the financial sector.  As spreads have recently widened off the tights, we may look to selectively add to preferred credits, but with a bias for higher quality assets that can continue to provide interest income with reduced risk.  Lastly, we maintain a modest exposure to the agency MBS sector for the yield benefit, while remaining underweight in the traditional U.S. government bond sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
U.S. Treasury Securities	33.7%
Corporate Bonds	26.7%
Asset Backed Securities	13.5%
Non-Agency Commercial Mortgage Backed Securities	8.1%
Non-Agency Residential Mortgage Backed Securities	8.1%
U.S. Government Mortgage Backed Securities	6.5%
Short-Term Investments	2.9%
Preferred Stocks	0.3%
Municipals	0.2%
100.0%

Portfolio Analysis as of March 31, 2018

(Portfolio composition is subject to change)
Weighted Average to Maturity:	4.9 years

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Short Intermediate Bond Fund — Institutional Class	0.93%	1.05%	2.42%
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	0.19%	0.95%	2.11%
Prospectus Expense Ratio (Gross/Net)†		1.28%	0.75%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.22%	0.77%

	1 Year	5 Year	Since Inception††
Tributary Short Intermediate Bond Fund — Institutional Plus Class	1.17%	1.30%	2.04%
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	0.19%	0.95%	1.21%
Prospectus Expense Ratio (Gross/Net)†		0.75%	0.54%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		0.73%	0.54%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(††)	Commencement date for the Institutional Plus Class was October 14, 2011.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. Bloomberg Barclays U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.

INCOME FUND (Unaudited)

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

The trailing 12-months included many events and data releases that could seemingly have moved the markets, but what truly captured the attention of investors was the promise and eventual passage of tax reform legislation in December 2017.  Expectations for stronger economic growth and corporate profitability drove risk-on sentiment for most of the fiscal year, even as the Federal Reserve raised its target Fed Funds range three times to 1.50% - 1.75% and initiated its balance sheet reduction.  Perhaps as a result of a more hawkish Federal Reserve, along with fears of higher inflation, markets finally witnessed the return of volatility during the first months of 2018—equity markets fell from their all-time highs and corporate bond yields widened from the tightest levels relative to U.S. Treasuries in over 10 years.  From a fundamental perspective the economy continued to perform well over the year, with annualized GDP growth hitting a high of 3.2% in the third quarter of 2017, the fastest growth in over two years.  On the heels of a healthy economy and the tax-reform legislation, financial markets rewarded risk-taking behavior during the year, even despite the volatility that closed the fiscal year.

The Tributary Income Fund returned 1.80% (net, Institutional Plus) for the year ended March 31, 2018 compared to a 1.20% return for the Bloomberg Barclays U.S. Aggregate Bond Index.  The U.S. Treasury yield curve flattened significantly over the trailing 12 months as the 2-year yield rose over 100 basis points (bps), the 10-year rose 35 bps, and the 30-year yield actually fell by 4 bps.  The shift of the yield curve was a positive contributor to the Fund’s relative performance for the year, as our lower duration exposure in the short and intermediate segments of the curve boosted performance against the benchmark.  The largest positive impact on performance came from the Fund’s sector allocation decision.  Our overweight position in the credit sectors of the market was especially beneficial, as credit spreads on non-government securities tightened during the year.  As with the previous year, lower-quality corporate bonds were the best performing asset class in fixed income (the Barclays Corporate High Yield index returned nearly 4%), driven by the corporate tax cuts and solid economic growth.  Within the investment grade space, corporate bonds were the best performing sector with a 2.1% excess return over similar maturity Treasuries.  Non-corporate credit came in next with a 1.8% excess return, due largely to the exposure to emerging market sovereign debt.  Commercial MBS and ABS followed with a 1.4% excess return, while agency MBS modestly out-performed Treasuries with a 0.3% excess return.  In addition to yield curve and sector allocation, the Fund’s performance was also boosted by positive security selection in the corporate and ABS sectors.

During the year the Fund’s overall sector allocation remained fairly consistent, with a small increase in government securities and corresponding decline in CMBS an ABS securities, mostly as a result of regular paydowns.  In the corporate portfolio we remained focused on improving the risk/return balance by upgrading the fundamental quality of the names where opportunities arose. Our agency MBS allocation increased modestly from a duration perspective as  we added longer, locked-out securities during the year, while our exposure to non-agency product once again declined due to legacy paydowns, while we added positions in new issues of re-performing and prime jumbo collateral.  In terms of credit quality there was no significant change during the year, as the Fund maintained an AA- weighted average credit rating.

The return of volatility in the financial markets appears to have reminded investors of the myriad reasons for caution.  Historically rich valuations to start the year, slowly tightening global monetary policy (read higher interest rates), geopolitical concerns and more recently the growing fear of a trade war have all conspired to cause heightened risk aversion.  Whether or not this trend continues is of course the key question going forward.  For our part, we are sympathetic to the view that these risks may remain elevated, and as such we continue to manage the portfolio somewhat defensively by keeping duration modestly shorter than the benchmark and maintaining a bias for higher quality assets.  Regarding sector allocation, we remain underweight the traditional U.S. government sectors, in addition to an underweight in the agency MBS market.  Our view has not changed with respect to the private-label securitized space, where we remain overweight the non-agency RMBS and CMBS sectors, as well as the traditional ABS space, given our view that the risk-adjusted yield pickup is attractive.  We are slightly underweight in the broad corporate sector, largely as a result of an underweight in the utility sector.  As spreads have recently widened off the tights, we may look to add to preferred credits, but with a bias for higher quality assets that can continue to provide interest income with reduced risk.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

INCOME FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Corporate Bonds	29.2%
U.S. Government Mortgage Backed Securities	25.2%
U.S. Treasury Securities	15.3%
Non-Agency Residential Mortgage Backed Securities	11.6%
Asset Backed Securities	8.1%
Non-Agency Commercial Mortgage Backed Securities	6.3%
Short-Term Investments	1.9%
Municipals	1.7%
Investment Companies	0.7%
100.0%

Portfolio Analysis as of March 31, 2018

(Portfolio composition is subject to change)
Weighted Average to Maturity:	12.0 years

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Income Fund — Institutional Class	1.61%	2.02%	3.83%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	3.63%
Prospectus Expense Ratio (Gross/Net)†		1.62%	0.82%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.48%	0.82%

	1 Year	5 Year	Since Inception††
Tributary Income Fund — Institutional Plus Class	1.80%	2.16%	2.95%
Bloomberg Barclays U.S. Aggregate Bond Index	1.20%	1.82%	2.29%
Prospectus Expense Ratio (Gross/Net)†		0.83%	0.64%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		0.82%	0.64%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(††)	Commencement date for the Institutional Plus Class was October 14, 2011.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. Barclays U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.

NEBRASKA TAX-FREE FUND (Unaudited)

Investment Objective

The Tributary Nebraska Tax-Free Fund seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.

Manager Commentary

The trailing 12-months included many events and data releases that could seemingly have moved the markets, but what truly captured the attention of investors was the promise and eventual passage of tax reform legislation in December 2017.  Expectations for stronger economic growth and corporate profitability drove risk-on sentiment for most of the fiscal year, even as the Federal Reserve raised its target Fed Funds range three times to 1.50% - 1.75% and initiated its balance sheet reduction.  Perhaps as a result of a more hawkish Federal Reserve, along with fears of higher inflation, markets finally witnessed the return of volatility during the first months of 2018—equity markets fell from their all-time highs and corporate bond yields widened from the tightest levels relative to U.S. Treasuries in over 10 years.  From a fundamental perspective the economy continued to perform well over the year, with annualized GDP growth hitting a high of 3.2% in the third quarter of 2017, the fastest growth in over two years.  On the heels of a healthy economy and the tax-reform legislation, financial markets rewarded risk-taking behavior during the year, even despite the volatility that closed the fiscal year.

The Tributary Nebraska Tax-Free Fund returned 1.31% (net, Institutional Plus) for the year ended March 31, 2018 compared to a 1.81% return for the Bloomberg Barclay’s Municipal 1-15yr Blend.  The U.S. Treasury yield curve flattened significantly over the trailing 12 months as the 2-year yield rose over 100 basis points (bps), the 10-year rose 35 bps, and the 30-year yield actually fell by 4 bps.  The municipal market saw its share of volatility leading up to and after the passage of the tax reform bill in December 2017.  The second quarter of 2017 saw the intermediate and long maturities outperform as yields shifted lower on the longer end, while the fourth quarter of 2017 saw rates rising on the front-end as well as lower on the long end. The fourth quarter also saw issuance pick up significantly with the news of advanced refundings and private-activity bonds being eliminated in the proposed tax reform package. Indeed, December 2017 posted the highest one-month issuance in municipal market history of $70 billion. Except for a brief one week period of rates selling off in late November, the excess supply was efficiently absorbed by the market, likely in anticipation of reduced supply in 2018. The first quarter of 2018, as expected, saw issuance drop off dramatically amid rising rates and inflation concerns. The municipal curve steepened on the long end due to tepid demand from corporate investors such as banks and insurance companies given lower tax rates and retail investors reducing their durations. As such, the market saw the front-end of the curve outperform in the first quarter of 2018.  On balance over the volatile fiscal year, the municipal yield curve flattened much like the U.S. Treasury curve, with 2-year yields rising roughly 65 bps, 10-year yields around 22 bps higher, but 30-year yields falling over 5 bps.

The primary driver of the Fund’s modest underperformance for the year was our higher overall credit quality in the portfolio, which hampered relative performance as lower rated credits were bid up by yield-hungry investors. In addition, unlike the national benchmark, the Fund did not benefit from  idiosyncratic budgetary and funding developments (and associated excess returns) in states such as Illinois, New Jersey, and Pennsylvania. On the positive side, the Fund’s lower duration exposure and overall yield curve positioning benefitted returns during the year as yields rose.  With respect to credit quality, there was no change over the course of the year as the Fund maintained a weighted average credit rating of AA.

The return of volatility in the financial markets appears to have reminded investors of the myriad reasons for caution.  Historically rich valuations to start the year, slowly tightening global monetary policy (read higher interest rates), geopolitical concerns and more recently the growing fear of a trade war have all conspired to cause heightened risk aversion.  Whether or not this trend continues is of course the key question going forward.  For our part, we are sympathetic to the view that these risks may remain elevated, and as such we continue to manage the portfolio somewhat defensively by keeping duration modestly shorter than the benchmark and maintaining a bias for higher quality assets.  Our outlook for the state of Nebraska remains positive. The state has demonstrated the ability to rein in spending and maintain a balanced budget. Despite a drawdown in the state’s reserve funds over the last few years, the current rainy day fund remains at healthy levels and gives the state some leeway in managing spending. The major metropolitan areas of Omaha and Lincoln continue to enjoy tax base expansion and growth in both residential and commercial construction and investment. Second tier towns throughout Nebraska have also seen positive trends of construction growth as well as favorable population trends from rural migration. At the same time, we remain especially careful in our security selection when it comes to assessing some of the declining macro trends affecting small rural municipalities. From a general market perspective, 2018 promises to see changes in the demand equation for the municipal market, as corporate and retail investors shift their behavior in response to the new tax laws and associated changes get analyzed and vetted by the different segments of the investor base.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

NEBRASKA TAX-FREE FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Municipals	97.8%
Short-Term Investments	2.2%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Nebraska Tax-Free Fund — Institutional Plus Class	1.31%	2.19%	3.30%
Bloomberg Barclays 1-15 Year Municipal Blend Index (1-17)	1.81%	2.20%	3.80%
Bloomberg Barclays Municipal Bond Index	2.66%	2.73%	4.40%
Prospectus Expense Ratio (Gross/Net)†		0.69%	0.45%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		0.67%	0.45%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)
The Fund’s Institutional Plus Class performance for periods prior to the commencement of operations (1/1/16) is that of a common trust fund managed by First National Bank of Omaha. The common trust fund commenced operations on December 31, 2007.

(††)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect from August 1, 2017 through July 31, 2018.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The Barclays 1-15 Year Municipal Blend Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Barclays Municipal Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed tax exempt bond market. The index includes state and local general obligation, revenue, insured, and pre-refunded bonds. The Barclays Municipal Bond Index was incepted in January 1980. The index does not reflect the fees and expenses associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

BALANCED FUND (Unaudited)

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.

Manager Commentary

For the fiscal year ended March 31, 2018, the Tributary Balanced Fund (FOGBX) (net, Institutional Plus) returned 8.66%.  As compared to the Composite Index (60% Russell 3000; 40% Barclays Capital U.S. Intermediate Government/Credit), the Fund modestly outperformed the benchmark return of 8.33%.  The Balanced Fund also outperformed the Morningstar 50 – 70% Stock Allocation category average return of 7.78%.

There are three primary drivers of relative performance.  First, the asset allocation mix between stocks, bonds and cash.  During the fiscal year, the portfolio management team overweighted equities with an average allocation of 65% (60% Composite Index weighting) and underweighted fixed income with an average exposure of 32% (40% Index weighting).  This tactical decision had a positive impact on performance as the equities outperformed bonds over the last year.  Second, stock selection and security allocation within equities positively impacted relative performance.  Individual stock holdings returned 14.68% over the last year, ahead of the Russell 3000 Index return of 13.81%.  The Fund’s growth bias contributed to returns as Growth stocks outperformed Value stocks during the fiscal year.  Third, fixed income returns were positive on an absolute and relative basis.  Individual bond holdings returned 0.88% over the last 12 months, above the Barclays Capital U.S. Intermediate Government/Credit Index return of 0.35%.  The Fund’s emphasis on corporate bonds and structured products enhanced returns.

In equities, our overweight allocation to Information Technology and underweight allocation to Real Estate and Telecommunication Services positively impacted performance.  This was partially offset by our overweight allocation to energy, which lagged the market.  Stock selection was positive in Consumer Staples, Real Estate, Energy and Utilities.  The top five contributors were Adobe Systems (Information Technology), Zoetis (Healthcare), First American Financial (Financials), Mastercard (Information Technology) and Constellation Brands (Consumer Staples).  In the fiscal year, stock selection was negative in Industrials and Consumer Discretionary.  The bottom five detractors from performance include Allergan (Healthcare), Ulta Beauty (Consumer Discretionary), Celgene (Healthcare), Southwest Gas (Utilities) and not holding Amazon (Consumer Discretionary).

The portfolio management team has remained constructive on economic and earnings growth, which led to the highest average stock allocation in several years.  Solid global economic activity and earnings growth remain critical for stock prices to continue their upward trajectory.  For the next year, analysts are expecting 17% growth in U.S. earnings as companies benefit from corporate tax reform.  In the last two months, volatility has spiked from abnormally low levels.  Tariffs leading to a possible trade war, geopolitical concerns and changing U.S. monetary policy have contributed to investor concerns.  With expected strong earnings growth and flat to down stock prices in 2018, valuations have become more reasonable.

Based on our positive view of the U.S. economy and relative valuations, we have maintained a slight bias in our sector allocation toward economically sensitive industries.  Overweight sectors include Industrials, Financials, Energy, and Information Technology.  Conversely, we are underweight the interest rate sensitive sectors of Real Estate, Telecommunication Services and Utilities. The equity portfolio is designed to maximize the benefits of positive security selection while employing diversification strategies to control risk.  Our stock selection approach emphasizes buying companies with a comparatively favorable profit outlook at reasonable valuations.

In fixed income, there were no significant changes to our duration or credit quality.  We continue to employ an intermediate focus with an average duration of 4.4 years.  Our credit quality remains high with an average rating of A+ by Standard & Poor’s.

We continue to closely monitor the macro-environment and have slightly reduced risk in the Fund.  Our current stock exposure is 64% with 32% allocated to fixed income and 4% to cash.  With multiple asset classes in the Fund, we are well positioned to take advantage of volatility and market moving headlines.  Our investment decisions continue to be driven by underlying fundamentals and valuations.

BALANCED FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Information Technology	16.8%
Government Securities	16.0%
Financials	14.8%
Consumer Discretionary	8.9%
Industrials	8.7%
Health Care	8.3%
Consumer Staples	5.0%
Energy	4.5%
Short-Term Investments	3.9%
Asset Backed Securities	2.8%
Materials	2.4%
Telecommunication Services	1.6%
Utilities	1.6%
Non-Agency Residential Mortgage Backed Securities	1.5%
Non-Agency Commercial Mortgage Backed Securities	1.3%
Real Estate	1.3%
U.S. Government Mortgage Backed Securities	0.6%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Balanced Fund — Institutional Class	8.46%	7.64%	7.70%
Composite Index	8.33%	8.31%	7.21%
Bloomberg Barclays US Intermediate Government/Credit Bond Index	0.35%	1.25%	2.92%
Russell 3000 Index	13.81%	13.03%	9.62%
Prospectus Expense Ratio (Gross/Net)†		1.26%	1.18%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.27%	1.18%

	1 Year	5 Year	Since Inception††
Tributary Balanced Fund — Institutional Plus Class	8.66%	7.84%	8.92%
Composite Index	8.33%	8.31%	9.84%
Bloomberg Barclays US Intermediate Government/Credit Bond Index	0.35%	1.25%	1.82%
Russell 3000 Index	13.81%	13.03%	14.96%
Prospectus Expense Ratio (Gross/Net)†		1.03%	0.99%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.03%	0.99%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(††)	Commencement date for the Institutional Plus Class was October 14, 2011.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Fund. Sixty percent of the Composite Index is comprised of the Russell 3000 Index and forty percent of the Composite index is comprised of the Barclays U.S. Intermediate Government/Credit Index. The Russell 3000 Index seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S. The Barclays U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

GROWTH OPPORTUNITIES FUND (Unaudited)

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary

For the fiscal year ending March 31, 2018, the Tributary Growth Opportunities Fund (FOGRX) (net, Institutional) delivered another year of solid absolute performance, generating double-digit returns of 14.66%—a result that exceeded the S&P 500 Index by 0.67%.  Still, this effort fell short of the closely tracked Russell Midcap Growth Index by -5.08%.

While we entered the fiscal year with a modestly aggressive stance after a year of defensive positioning in 2017, we perhaps underestimated the strength and the breadth of the advance in the most aggressive growth sectors of the market, specifically within Information Technology.  This past fiscal year was one where Growth outperformed Value by a significant margin, and size (larger performed better) certainly had an impact as well.  As such, the 19.74% return generated from the Russell Mid Cap Growth index was one of the best performing domestic benchmarks for the year—and an admittedly tough hurdle to overcome in a low volatility, high momentum environment.

In terms of describing the sources of driving performance relative to the Russell Mid Cap Growth Index, it was a very unusual year in the sense that our weightings detracted almost the same amount to relative performance than stock selection (which is usually the greatest source of relative performance for active managers)—though both were negative.  In short, our lower than benchmark position in Information Technology and higher than benchmark weightings in the Consumer Discretionary and Consumer Staples sectors cost the Fund over 0.75% in incremental performance.  In addition, our average cash weighting of 3.03% in a year where the average return in our style box segment was roughly 20%, cost the Fund some incremental performance as well.

From the stock selection side, it was also a difficult year for us in Information Technology.  While we certainly had our representation of star performers in this segment (IAC Interactive gained 112%, for example), we also had a few negative double-digit performers (Infinera, Knowles and TiVo).   This wide discrepancy in performance of these three names had a significant impact on beating a benchmark return that averaged over 34%.  Broad earnings acceleration and high price momentum in this group, despite increasingly elevated valuations, proved particularly challenging for our growth at a reasonable price (GARP) methodology.

There were some bright spots, however.  For example, our average return of 33% in the Healthcare sector beat a strong 21% benchmark return.  This outperformance was driven primarily by Insulet (+101%), Centene (+50%) and Zoetis (+57%).  We also had a very solid year in Industrials, an area where we added exposure throughout the year.  Our average return of 20% was roughly 2% better than the benchmark, and was driven by XPO Logistics (+112%) and Old Dominion Freight Lines (+72%).   That being said, those two areas of positive contribution on a sector basis were more than offset by a total of seven sectors that detracted from relative performance.

As we enter the new fiscal year, the Fund has been repositioned to focus our efforts primarily on stock selection, and much of that has involved neutralizing our positions relative to the benchmark by: (1) increasing our significant underweight position in Information Technology, (2) reducing our weightings in the Consumer Sectors, and (3) reducing cash levels so we can achieve greater participation in what we see is a market with good earnings support.  At this point in time, our relative positioning still remains pro-cyclical, including a relative bias toward Financials and Industrials, with a relatively neutral benchmark weighing in Technology (yet it’s our largest sector weighting at 27%).  In contrast, we are modestly underweight the Consumer sectors, Telecommunication Services, and Real Estate.

While we continue to remain constructive on economic and earnings growth, we’ve also entered the fiscal year with greater levels of volatility from the abnormally low levels seen in 2017.  Solid global economic growth and elevated earnings growth, helped in part by tax reform in the U.S. and generally low interest rates in domestic and developed markets, remain major tailwinds.  On the other hand, persistently higher interest rates and a flatter yield curve in the U.S., as well as increased geopolitical concerns, such as possible negative impacts with trade war issues, add a layer of uncertainly, which could dampen seemingly healthy earnings growth prospects.

Given our stock selection approach that favors buying companies with improving profit outlooks at reasonable valuations, we think the Fund is in an improved position to generate positive relative returns from the high growth/ high momentum environment that thrived last year.  That being said, it is essential that the Fund remains well-diversified structurally to sufficiently manage our overall risk, and that our efforts to produce superior risk-adjusted returns remains the centerpiece of our investment philosophy.

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Information Technology	27.9%
Industrials	18.9%
Consumer Discretionary	16.0%
Health Care	13.0%
Financials	8.5%
Materials	5.7%
Consumer Staples	3.4%
Real Estate	2.5%
Energy	2.1%
Utilities	0.2%
Short-Term Investments	1.8%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund — Institutional Class	14.66%	11.36%	10.15%
Russell Midcap Growth Index	19.74%	13.31%	10.61%
S&P 500® Index	13.99%	13.31%	9.49%
Prospectus Expense Ratio (Gross/Net)†		1.25%	1.14%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.33%	1.13%

	1 Year	5 Year	Since Inception††
Tributary Growth Opportunities Fund — Institutional Plus Class	14.86%	11.60%	13.15%
Russell Midcap Growth Index	19.74%	13.31%	14.79%
S&P 500® Index	13.99%	13.31%	15.04%
Prospectus Expense Ratio (Gross/Net)†		0.98%	0.94%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		0.97%	0.94%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(††)	Commencement date for the Institutional Plus Class was October 14, 2011.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s primary index is the Russell Midcap Growth Index, however to provide a broader market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

SMALL COMPANY FUND (Unaudited)

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.

Manager Commentary

For the year ended March 31, 2018, Tributary Small Company Fund returned 5.11% (Institutional Class at NAV) and 5.34% (Institutional Plus Class at NAV) compared to 11.79% for the Russell 2000 Index and 5.13% for the Russell 2000 Value Index.

Growth stocks were favored over Value stocks as the Russell 2000 Growth Index outperformed the Russell 2000 Value Index over the last 12 months by over 13%.  According to attribution analysis from Factset, companies with negative expected earnings performed very well.  Representing approximately 15% of the Russell 2000 Index, companies with negative expected earnings returned +20% in the last 12 months versus a return of +10% for companies with positive expected earnings.  Stocks with higher valuations and companies with low or no dividend yield were favored over the last year.

The best performing sectors in the small cap market over the last 12 months were Healthcare (+28%), Information Technology (+18%) and Industrials (+16%).  The weakest performing sectors in the small cap market over the last 12 months were Energy (-19%), Real Estate (-4%) and Consumer Staples (0%).

The Tributary Small Company Fund’s strongest relative performance came from the Energy and Real Estate economic sectors.  In the Energy sector, the Fund’s return was approximately +1% over the last year compared to a return for the Russell 2000 Energy sector of approximately -19%.  Matador Resources performed well on strong production growth, positive test drilling results in the Delaware Basin and the acquisition of additional acreage in the Delaware at attractive prices.   In the Real Estate sector, the Fund generated a positive return of 4% in the prior 12 months versus a return for Real Estate stocks within the Russell 2000 of -4%.  The Fund’s largest positive contributor to performance in the Real Estate sector was Marcus & Millichap.  The commercial real estate broker’s strong return was a function of strong results from its financing business, higher expected earnings from a lower U.S. corporate tax rate and discussions about what management may do regarding the excess cash currently held on its balance sheet.

The Tributary Small Company Fund’s weakest relative performance came from the Consumer Discretionary and Healthcare economic sectors.  In the Consumer Discretionary sector, the Fund’s return was approximately -8% over the last year compared to a return for the Russell 2000 Consumer Discretionary sector of approximately +11%.  Quick service restaurant company, Bojangles, underperformed as industry conditions deteriorated and the company experienced weaker same-store sales at its company-owned stores.  While industry conditions may continue to be a bit of a headwind, we believe that the same-store sales issue can be remedied and continue to hold Bojangles in the Fund.  J. Jill was another drag on performance as the company guided down same-store sales expectations on two separate occasions, primarily as a result of merchandising misses and a poorly executed project designed to improve the company’s online shopping experience.  Our confidence in management’s  ability to effectively correct these problems has been shaken.  Therefore, the stock was sold from the Fund in March of 2018.  In the Healthcare sector, the Fund’s trailing 12-month return of approximately +18% lagged the Russell 2000 Healthcare sector return of +28%.  Biotech and pharmaceutical stocks were up approximately 33% in the last year and represent just under 8% of the Russell 2000 Index.  Our underweight position in those two industry groups explains all of the Healthcare underperformance.  Many of the companies in those two industries have low business visibility, negative earnings and do not generate free cash flow.  Companies with those characteristics do not fit our investment discipline.

After a long absence, volatility has reappeared in 2018.  The CBOE Volatility Index (VIX) is an index measuring the market’s expectation of future volatility based on options of the S&P 500 Index.  It is considered a leading indicator of the broad U.S. stock market over the near term.  For much of calendar year 2017, the VIX bounced around at very low levels, indicating that investors were confident about the direction of future market returns.  So far this calendar year, however, the VIX witnessed two strong moves above the range that it traded at throughout 2017.  This correlated with investors selling stocks.  Inflation fears and global trade war concerns were the cause of the volatility.  We would not be surprised to see continued market volatility as investors digest future earnings reports and as macro-economic data is released. Earnings growth for calendar year 2018 should be quite strong for domestic small companies, with a significant positive contribution from a lowering of U.S. corporate taxes.  How companies decide to utilize the additional earnings and cash flow they will generate from the new tax law will be interesting to follow throughout the year.  Meanwhile, small cap valuations continue to trade at levels above their long term averages.  Across the board, regardless of which valuation measure one chooses to look at, they continue to look expensive on an absolute basis.  Relatively low interest rates and a reasonably robust global growth outlook are likely helping to sustain the extended valuations. Investors must be wondering how much longer this bull market can continue.

We believe it is very difficult to accurately predict major changes in the direction of the market, so we do not try. Our approach to investing focuses on owning a fully invested, diversified portfolio of quality businesses at attractive prices. We believe the companies in our portfolio will continue to grow their intrinsic value for our shareholders and represent value that will be rewarded by the market over time.

SMALL COMPANY FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2018

Portfolio Composition as of March 31, 2018
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Financials	21.1%
Information Technology	17.5%
Industrials	15.5%
Health Care	12.9%
Consumer Discretionary	10.2%
Real Estate	7.0%
Materials	6.6%
Energy	4.6%
Utilities	2.1%
Short-Term Investments	2.5%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2018*
	1 Year	5 Year	10 Year
Tributary Small Company Fund — Institutional Class	5.11%	11.45%	10.50%
Russell 2000 Index	11.79%	11.47%	9.84%
Russell 2000 Value Index	5.13%	9.96%	8.61%
Prospectus Expense Ratio (Gross/Net)(†)		1.31%	1.20%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.29%	1.22%

	1 Year	5 Year	10 Year
Tributary Small Company Fund — Institutional Plus Class	5.34%	11.68%	10.67%
Russell 2000 Index	11.79%	11.47%	9.84%
Russell 2000 Value Index	5.13%	9.96%	8.61%
Prospectus Expense Ratio (Gross/Net)(†)		1.06%	0.99%
Expense Ratio for the Year Ended March 31, 2018 (Gross/Net)		1.08%	0.99%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†)	The expense ratios are from the Fund’s prospectus dated August 1, 2017. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(††)	Commencement date for the Institutional Plus Class was October 14, 2011.
(*)
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2008. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000®Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equities universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 29.6%

Asset Backed Securities - 13.4%
$865,000	American Express Credit Account Master Trust (USD 1 Month LIBOR + 0.37%), 2.15%, 12/15/21 (a)	$867,370
8,041	AmeriCredit Automobile Receivables Trust, 1.92%, 11/08/19	8,041
1,205,000	Ascentium Equipment Receivables Trust, 2.29%, 06/10/21 (b)	1,192,303
61,028	Ascentium Equipment Receivables, LLC, 1.93%, 03/11/19 (b)	61,020
878,662	Brazos Higher Education Authority, Inc. (USD 3 Month LIBOR + 0.85%), 2.60%, 07/25/29 (a)	882,553
1,215,000	Cabela's Credit Card Master Note Trust, 2.17%, 08/16/21 (b)	1,213,707
725,000	CCG Receivables Trust REMIC, 2.50%, 06/16/25 (b)	722,534
950,000	Eaton Vance CLO, Ltd. CLO (USD 3 Month LIBOR + 1.20%), 2.92%, 07/15/26 (a)(b)	950,082
1,155,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,144,177
427,464	Goal Capital Funding Trust 2010-1 (USD 3 Month LIBOR + 0.70%), 2.64%, 08/25/48 (a)(b)	427,554
394,961	GreatAmerica Leasing Receivables Funding, LLC, 1.72%, 04/22/19 (b)	393,928
940,000	Magnetite IX, Ltd. CLO (USD 3 Month LIBOR + 1.00%), 2.75%, 07/25/26 (a)(b)	940,330
1,668,000	Panhandle-Plains Higher Education Authority, Inc. (USD 3 Month LIBOR + 0.95%), 2.64%, 10/01/37 (a)	1,684,596
610,854	Preferred Term Securities XI, Ltd./Preferred Term Securities XI, Inc. (USD 3 Month LIBOR + 0.65%), 2.83%, 09/24/33 (a)(b)	609,327
660,051	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc. (USD 3 Month LIBOR + 0.70%), 2.88%, 12/24/33 (a)(b)	622,098
617,953	Preferred Term Securities XXIV, Ltd./Preferred Term Securities XXIV, Inc. (USD 3 Month LIBOR + 0.30%), 2.42%, 03/22/37 (a)(b)	556,157
1,694,251	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 3.40%, 07/25/22 (a)	1,733,204

Principal Amount	Security Description	Value
$1,424,919	SLM Student Loan Trust (USD 3 Month LIBOR + 1.70%), 3.45%, 07/25/23 (a)	$1,462,135
1,133,670	SLM Student Loan Trust (USD 3 Month LIBOR + 1.50%), 3.25%, 04/25/23 (a)	1,156,996
1,400,765	Sofi Consumer Loan Program, LLC, 2.77%, 05/25/26 (b)	1,391,099
1,640,000	Sofi Professional Loan Program Trust, 2.64%, 08/25/47 (b)	1,635,851
644,753	Sofi Professional Loan Program, LLC, 1.75%, 07/25/40 (b)	639,307
644,463	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (b)	650,384
850,000	Verizon Owner Trust, 1.42%, 01/20/21 (b)	842,367
		21,787,120
Non-Agency Commercial Mortgage Backed Securities - 8.1%
56,781	7 WTC Depositor, LLC Trust, 4.08%, 03/13/31 (b)	56,845
1,923,517	Citigroup Commercial Mortgage Trust Interest Only REMIC, 1.81%, 09/10/45 (b)(c)	118,946
1,292,660	COMM Mortgage Trust Interest Only REMIC, 1.09%, 03/10/46 (c)	43,879
630,000	COMM Mortgage Trust REMIC, 3.39%, 08/10/47	636,836
1,265,000	Cosmopolitan Hotel Mortgage Trust REMIC (USD 1 Month LIBOR + 0.93%), 2.71%, 11/15/36 (a)(b)	1,268,890
41,957	DBUBS Mortgage Trust Interest Only REMIC, 0.37%, 08/10/44 (b)(c)	368
540,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (b)(c)	542,038
4,489,477	GS Mortgage Securities Trust Interest Only REMIC, 1.35%, 08/10/44 (b)(c)	160,543
747,552	JPMBB Commercial Mortgage Securities Trust REMIC, 1.63%, 05/15/48	740,315
333,411	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	333,495
890,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	889,347
406,232	Lehman Brothers Small Balance Commercial Mortgage Trust (USD 1 Month LIBOR + 0.25%), 2.12%, 09/25/30 (a)(b)	405,471
650,000	LSTAR Commercial Mortgage Trust REMIC, 3.11%, 04/20/48 (b)(c)	646,124

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$1,085,861	LSTAR Commercial Mortgage Trust REMIC, 1.82%, 03/10/49 (b)	$1,071,554
1,328,336	Morgan Stanley Bank of America Merrill Lynch Trust Interest Only REMIC, 1.00%, 12/15/48 (c)	51,420
1,000,000	Morgan Stanley Bank of America Merrill Lynch Trust REMIC, 3.48%, 06/15/47	1,012,117
531,687	WaMu Commercial Mortgage Securities Trust, 2.61%, 12/27/49 (b)(c)	531,425
422,418	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	419,588
1,010,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.97%, 09/15/48	1,009,980
1,200,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,217,432
128,312	WF-RBS Commercial Mortgage Trust Interest Only REMIC, 0.78%, 02/15/44 (b)(c)	2,545
550,929	WFRBS Commercial Mortgage Trust REMIC, 4.00%, 03/15/44 (b)	554,035
154,663	WFRBS Commercial Mortgage Trust REMIC, 4.39%, 06/15/44 (b)	155,742
1,228,879	WFRBS Commercial Mortgage Trust REMIC, 2.30%, 06/15/45	1,221,835
59,526	WFRBS Commercial Mortgage Trust REMIC, 2.70%, 03/15/45	59,469
26,220	WFRBS Commercial Mortgage Trust REMIC, 1.23%, 03/15/47	26,178
		13,176,417
Non-Agency Residential Mortgage Backed Securities - 8.1%
513,294	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.87%), 2.74%, 12/25/33 (a)(b)	491,779
693,374	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.10%, 12/25/36 (a)(b)	663,574
1,060,000	Bayview Commercial Mortgage Pass-Through Trust REMIC (USD 1 Month LIBOR + 0.57%), 2.44%, 04/25/36 (a)(b)	1,052,980
1,096,661	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.33%), 4.20%, 05/28/44 (a)	1,092,454
61,597	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (d)	63,195
500,000	Bayview Financial Mortgage Pass-Through Trust REMIC (USD 1 Month LIBOR + 2.10%), 3.98%, 04/28/39 (a)	498,871

Principal Amount	Security Description	Value
$22,506	Citicorp Residential Mortgage Trust REMIC, 5.32%, 07/25/36 (d)	$22,885
116,575	Citicorp Residential Mortgage Trust REMIC, 5.52%, 09/25/36 (d)	116,789
152,129	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	154,024
186,022	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(c)	191,495
13,256	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	13,283
1,111,727	Conseco Finance Corp. REMIC (USD 1 Month LIBOR + 2.75%), 4.53%, 04/15/32 (a)	1,102,988
14,249	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	13,835
159,521	Credit-Based Asset Servicing & Securitization, LLC REMIC (USD 1 Month LIBOR + 1.13%), 3.00%, 02/25/33 (a)	166,198
461,343	Credit-Based Asset Servicing & Securitization, LLC REMIC, 5.70%, 12/25/37 (b)(d)	472,184
1,039,803	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (b)(c)	1,041,071
660,002	Flagstar Mortgage Trust, 3.50%, 10/25/47 (b)(c)	658,662
58,276	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.65%), 2.52%, 03/25/34 (a)	58,336
853,126	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.37%, 05/25/36 (a)(b)	842,717
313,004	JPMorgan Mortgage Acquisition Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.10%, 07/25/36 (a)	312,327
98,009	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	98,768
87,370	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (b)(c)	88,198
187,193	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (b)(c)	189,464
264,370	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (b)(c)	267,044
187,168	NovaStar Mortgage Funding Trust REMIC (USD 1 Month LIBOR + 1.73%), 3.60%, 03/25/35 (a)	187,571

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
$469,434	Oakwood Mortgage Investors, Inc. REMIC (USD 1 Month LIBOR + 0.38%), 2.16%, 03/15/21 (a)(b)	$463,839
297,753	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates REMIC (USD 1 Month LIBOR + 0.98%), 2.85%, 10/25/34 (a)	298,783
29,935	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (d)	29,983
14,243	Residential Accredit Loans, Inc. Trust REMIC (USD 1 Month LIBOR + 14.76%), 11.33%, 03/25/20 (a)	14,337
39,204	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	39,935
67,618	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	66,135
197,267	Residential Asset Mortgage Products, Inc. Trust REMIC (USD 1 Month LIBOR + 0.77%), 2.64%, 06/25/35 (a)	197,317
53,983	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (c)	56,330
35,605	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (c)	36,327
30,434	Residential Asset Securities Corp. Trust REMIC, 3.87%, 05/25/33 (c)	30,634
32,742	Residential Asset Securitization Trust REMIC, 3.75%, 10/25/18	32,731
732,055	Sequoia Mortgage Trust REMIC, 3.50%, 08/25/47 (b)(c)	733,588
295,891	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(c)	297,588
530,036	Towd Point Mortgage Trust REMIC, 2.75%, 04/25/57 (b)(c)	526,181
471,625	Truman Capital Mortgage Loan Trust REMIC (USD 1 Month LIBOR + 0.43%), 2.30%, 03/25/37 (a)(b)	470,754
		13,155,154
Total Non-U.S. Government Agency Asset Backed Securities (Cost $48,091,231)
		48,118,691
Corporate Bonds - 26.6%

Consumer Discretionary - 3.8%
800,000	AMC Networks, Inc., 4.75%, 12/15/22	806,000
1,504,000	CBS Corp., 3.38%, 03/01/22	1,497,081
485,000	Dollar General Corp., 3.25%, 04/15/23	480,257
380,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	371,925
380,000	Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25	379,525
815,000	Levi Strauss & Co., 5.00%, 05/01/25	820,094
1,535,000	Newell Brands, Inc., 3.15%, 04/01/21	1,520,609

Principal Amount	Security Description	Value
$470,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	$472,937
		6,348,428
Consumer Staples - 2.5%
1,290,000	Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23	1,290,284
665,000	Church & Dwight Co., Inc., 2.45%, 12/15/19	661,075
1,011,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	995,430
119,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (b)	124,052
395,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (b)	449,312
475,000	PepsiCo., Inc., 1.50%, 02/22/19	471,098
		3,991,251
Energy - 0.3%
589,000	ConocoPhillips Co., 2.40%, 12/15/22	566,686
Financials - 12.0%
830,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 02/01/22	833,268
1,575,000	Bank of America Corp., 5.65%, 05/01/18	1,578,966
1,229,000	Chubb INA Holdings, Inc., 2.30%, 11/03/20	1,210,245
1,680,000	Citigroup, Inc., 2.55%, 04/08/19	1,678,214
1,600,000	JPMorgan Chase & Co., 3.25%, 09/23/22	1,594,757
1,560,000	KeyCorp, MTN, 2.90%, 09/15/20	1,552,710
1,655,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	1,647,138
1,610,000	Morgan Stanley, MTN, 2.63%, 11/17/21	1,571,548
1,480,000	Prudential Financial, Inc., MTN, 5.38%, 06/21/20	1,555,865
1,545,000	Regions Financial Corp., 3.20%, 02/08/21	1,541,905
1,575,000	The Goldman Sachs Group, Inc. (USD 3 Month LIBOR + 1.11%), 2.86%, 04/26/22 (a)	1,588,609
1,410,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,474,014
1,610,000	Wells Fargo & Co., Series K (callable at 100 beginning 06/15/18), 5.89%, (c) (e)	1,633,087
		19,460,326
Health Care - 1.0%
1,583,000	Becton Dickinson and Co., 2.68%, 12/15/19	1,572,403

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value
Industrials - 2.9%
$290,000	General Electric Co. (USD 3 Month LIBOR + 0.27%), 2.06%, 08/07/18 (a)	$290,022
1,310,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (b)	1,380,033
1,590,000	Roper Technologies, Inc., 2.80%, 12/15/21	1,563,750
1,445,000	Textron, Inc., 3.65%, 03/01/21	1,462,519
		4,696,324
Information Technology - 2.1%
1,803,000	eBay, Inc., 2.75%, 01/30/23	1,740,309
1,637,000	QUALCOMM, Inc., 3.00%, 05/20/22	1,612,118
		3,352,427
Telecommunication Services - 1.3%
1,302,000	AT&T, Inc., 3.00%, 06/30/22	1,278,230
820,000	Verizon Communications, Inc., 5.15%, 09/15/23	884,365
		2,162,595
Utilities - 0.7%
1,060,000	PacifiCorp, 5.50%, 01/15/19	1,082,731
Total Corporate Bonds (Cost $43,851,565)		43,233,171

Government & Agency Obligations - 40.3%

GOVERNMENT SECURITIES - 33.8%
Municipals - 0.2%
245,000	North Carolina Housing Finance Agency, North Carolina RB, 2.34%, 01/01/19	243,074
U.S. Treasury Securities - 33.6%
4,250,000	U.S. Treasury Note, 2.63%, 04/30/18	4,253,341
11,800,000	U.S. Treasury Note, 1.25%, 01/31/19	11,717,953
27,775,000	U.S. Treasury Note, 2.00%, 02/28/21	27,460,951
11,655,000	U.S. Treasury Note, 1.63%, 11/15/22	11,185,223
		54,617,468
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 6.5%
Federal Home Loan Mortgage Corp. - 2.8%
724,207	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 09/15/45	139,406
471,400	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 11/15/43	75,084
296,931	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 08/15/45	55,297
54,443	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	54,984
444,875	Federal Home Loan Mortgage Corp. REMIC, 2.25%, 03/15/30	441,226
1,011,044	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 09/15/37	1,014,348

Principal Amount	Security Description	Value
$721,859	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 04/15/37	$724,503
699,484	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 06/15/50	710,056
585,919	Federal Whole Loan Securities Trust, 3.50%, 05/25/47	589,661
776,968	FRESB Mortgage Trust, 2.16%, 04/25/22 (c)	759,306
		4,563,871
Federal National Mortgage Association - 1.1%
552,888	Federal National Mortgage Association #AJ4087, 3.00%, 10/01/26	555,282
2,430,987	Federal National Mortgage Association Interest Only, 0.69%, 02/25/22 (c)	50,987
2,813,744	Federal National Mortgage Association Interest Only, 0.30%, 01/25/22 (c)	25,377
3,063,530	Federal National Mortgage Association Interest Only, 0.55%, 07/25/22 (c)	58,469
687,342	Federal National Mortgage Association Interest Only, 2.73%, 01/25/39 (c)	73,876
107,683	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	109,660
23,291	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	23,448
90,396	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	90,054
421,245	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	427,238
386,655	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	378,387
		1,792,778
Government National Mortgage Association - 2.6%
1,184,169	Government National Mortgage Association #675589, 7.13%, 04/15/35	1,289,942
124,298	Government National Mortgage Association REMIC, 4.76%, 06/20/61 (c)	125,344
568,488	Government National Mortgage Association REMIC, 3.50%, 10/16/44 (c)	569,419
1,560,000	Government National Mortgage Association REMIC, 3.25%, 11/16/52 (c)	1,532,583
668,779	Government National Mortgage Association REMIC, 2.67%, 02/16/44	666,819
		4,184,107
Total Government & Agency Obligations (Cost $66,403,154)		65,401,298

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND

Shares	Security Description	Value
Preferred Stocks - 0.3%
Financials - 0.3%
550	U.S. Bancorp, Series A (USD 3 Month LIBOR + 1.02%) (callable at 1,000 beginning 05/01/18), 3.50% (a)(e)	$506,000
Total Preferred Stocks (Cost $564,328)		506,000

Short-Term Investments - 2.8%

Investment Company - 2.8%
4,611,738	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (f)	4,611,738
Total Short-Term Investments (Cost $4,611,738)		4,611,738
Investments, at value - 99.6% (Cost $163,522,016)		161,870,898
Other assets in excess of liabilities - 0.4%		663,356
NET ASSETS - 100.0%		$162,534,254

(a)	Floating rate security. Rate presented is as of March 31, 2018.
(b)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2018, the aggregate value of these liquid securities were $31,119,647 or 19.2% of net assets.

(c)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2018.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2018.
(e)	Perpetual maturity security.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
ABS	Asset Backed Security
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 25.9%

Asset Backed Securities - 8.1%
$1,455,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (a)	$1,434,236
1,150,000	Eaton Vance CLO, Ltd. CLO (USD 3 Month LIBOR + 1.20%), 2.92%, 07/15/26 (a)(b)	1,150,099
1,475,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,461,179
1,300,000	Magnetite IX, Ltd. CLO (USD 3 Month LIBOR + 1.00%), 2.75%, 07/25/26 (a)(b)	1,300,456
376,099	Preferred Term Securities XI, Ltd./Preferred Term Securities XI, Inc. (USD 3 Month LIBOR + 0.65%), 2.83%, 09/24/33 (a)(b)	375,158
977,808	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc. (USD 3 Month LIBOR + 0.70%), 2.88%, 12/24/33 (a)(b)	921,584
867,277	Preferred Term Securities XXI, Ltd./Preferred Term Securities XXI, Inc., 2.77%, 03/22/38 (a)(c)	598,421
664,068	Preferred Term Securities XXIV, Ltd./Preferred Term Securities XXIV, Inc. (USD 3 Month LIBOR + 0.30%), 2.42%, 03/22/37 (a)(b)	597,662
2,291,777	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 3.40%, 07/25/22 (b)	2,344,468
787,879	SLM Student Loan Trust (USD 3 Month LIBOR + 1.50%), 3.25%, 04/25/23 (b)	804,090
961,570	Sofi Consumer Loan Program, LLC, 2.77%, 05/25/26 (a)	954,935
727,880	SoFi Consumer Loan Program, LLC, 2.50%, 05/26/26 (a)	719,408
1,230,000	Sofi Professional Loan Program, LLC, 2.49%, 01/25/36 (a)	1,204,881
1,315,000	SoFi Professional Loan Program, LLC, 2.34%, 04/25/33 (a)	1,277,208
844,296	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (a)	852,054
		15,995,839
Non-Agency Commercial Mortgage Backed Securities - 6.3%
118,519	7 WTC Depositor, LLC Trust, 4.08%, 03/13/31 (a)	118,652
1,200,000	American Tower Trust #1, 3.07%, 03/15/23 (a)	1,184,510

Principal Amount	Security Description	Value
$590,000	CFCRE Commercial Mortgage Trust REMIC, 3.83%, 12/15/47	$599,729
2,919,872	Citigroup Commercial Mortgage Trust Interest Only REMIC, 1.81%, 09/10/45 (a)(c)	180,559
1,292,660	COMM Mortgage Trust Interest Only REMIC, 1.09%, 03/10/46 (c)	43,879
1,620,000	Cosmopolitan Hotel Mortgage Trust REMIC (USD 1 Month LIBOR + 0.93%), 2.71%, 11/15/36 (a)(b)	1,624,982
745,918	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.74%, 05/15/36 (a)(c)	755,560
41,957	DBUBS Mortgage Trust Interest Only REMIC, 0.37%, 08/10/44 (a)(c)	368
735,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (a)(c)	737,773
6,800,108	GS Mortgage Securities Trust Interest Only REMIC, 1.35%, 08/10/44 (a)(c)	243,171
460,969	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 07/15/45	460,482
476,302	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (a)	476,421
958,113	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	957,409
1,250,000	LSTAR Commercial Mortgage Trust REMIC, 3.11%, 04/20/48 (a)(c)	1,242,546
119,615	WaMu Commercial Mortgage Securities Trust, 2.61%, 12/27/49 (a)(c)	119,556
908,635	Wells Fargo Commercial Mortgage Trust Interest Only REMIC, 1.79%, 10/15/45 (a)(c)	59,060
805,036	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	799,644
3,104,047	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 1.91%, 11/15/45 (a)(c)	218,515
976,726	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	971,442
1,735,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,760,205
		12,554,463
Non-Agency Residential Mortgage Backed Securities - 11.5%
607,548	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.87%), 2.74%, 12/25/33 (a)(b)	582,082

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Principal Amount	Security Description	Value
$924,499	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.10%, 12/25/36 (a)(b)	$884,765
597,435	Bayview Financial Acquisition Trust REMIC (USD 1 Month LIBOR + 2.33%), 4.20%, 05/28/44 (b)	595,143
811,199	Bayview Financial Mortgage Pass-Through Certificates REMIC (USD 1 Month LIBOR + 1.88%), 3.75%, 08/28/44 (b)	808,836
560,000	Bayview Financial Mortgage Pass-Through Trust REMIC (USD 1 Month LIBOR + 2.10%), 3.98%, 04/28/39 (b)	558,736
26,973	Citicorp Residential Mortgage Trust REMIC, 5.32%, 07/25/36 (d)	27,427
209,740	Citicorp Residential Mortgage Trust REMIC, 5.52%, 09/25/36 (d)	210,127
512,309	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	518,690
1,284,004	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(c)	1,321,785
249,011	Citigroup Mortgage Loan Trust, Inc. REMIC, 6.50%, 07/25/34	280,254
19,567	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	19,608
44,491	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	45,686
14,249	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	13,835
159,521	Credit-Based Asset Servicing & Securitization, LLC REMIC (USD 1 Month LIBOR + 1.13%), 3.00%, 02/25/33 (b)	166,198
412,781	Credit-Based Asset Servicing & Securitization, LLC REMIC, 5.70%, 12/25/37 (a)(d)	422,480
850,945	CSMLT Trust, 3.00%, 10/25/30 (a)(c)	831,400
1,029,900	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (a)(c)	1,031,156
868,191	Flagstar Mortgage Trust, 3.50%, 10/25/47 (a)(c)	866,427
40,345	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.65%), 2.52%, 03/25/34 (b)	40,386

Principal Amount	Security Description	Value
$614,962	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.37%, 05/25/36 (a)(b)	$607,459
405,035	Greenpoint Manufactured Housing, 7.27%, 06/15/29	414,612
320,457	JPMorgan Mortgage Acquisition Trust REMIC (USD 1 Month LIBOR + 0.23%), 2.10%, 07/25/36 (b)	319,764
942,548	JPMorgan Mortgage Trust 2017-6, 3.50%, 12/25/48 (a)(c)	942,401
143,409	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	144,519
797,660	Mill City Mortgage Loan Trust, 2.75%, 11/25/58 (a)(c)	790,300
481,889	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(c)	486,460
476,490	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(c)	482,272
942,168	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (a)(c)	951,698
921,970	New Residential Mortgage Trust, 4.00%, 12/25/57 (a)(c)	942,434
221,928	NovaStar Mortgage Funding Trust REMIC (USD 1 Month LIBOR + 1.73%), 3.60%, 03/25/35 (b)	222,406
49,891	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (d)	49,972
16,722	Residential Accredit Loans, Inc. Trust REMIC (USD 1 Month LIBOR + 14.76%), 11.33%, 03/25/20 (b)	16,832
193,598	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	197,209
45,550	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	44,551
201,909	Residential Asset Mortgage Products, Inc. Trust REMIC (USD 1 Month LIBOR + 0.77%), 2.64%, 06/25/35 (b)	201,960
45,346	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (c)	47,317
45,084	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (c)	45,998
995,408	Seasoned Credit Risk Transfer Trust, 2.00%, 05/25/57 (d)(e)	965,010
1,374,804	Sequoia Mortgage Trust REMIC, 3.50%, 03/25/48 (a)(c)	1,377,854
1,035,932	Sequoia Mortgage Trust REMIC, 3.00%, 11/25/30 (a)(c)	1,026,381
1,120,829	Sequoia Mortgage Trust REMIC, 3.50%, 08/25/47 (a)(c)	1,123,177

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Principal Amount	Security Description	Value
$921,503	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(c)	$926,790
662,849	Towd Point Mortgage Trust REMIC, 2.75%, 10/25/56 (a)(c)	655,490
739,585	Towd Point Mortgage Trust REMIC, 2.75%, 04/25/57 (a)(c)	734,206
		22,942,093
Total Non-U.S. Government Agency Asset Backed Securities (Cost $51,919,562)		51,492,395

Corporate Bonds - 29.1%

Consumer Discretionary - 6.7%
1,110,000	AMC Networks, Inc., 4.75%, 12/15/22	1,118,325
1,315,000	CBS Corp., 4.00%, 01/15/26	1,296,595
1,315,000	Comcast Corp., Class A, 3.30%, 02/01/27	1,272,070
1,179,000	Dollar General Corp., 3.25%, 04/15/23	1,167,471
700,000	Hanesbrands, Inc., 4.63%, 05/15/24 (a)	685,125
580,000	Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25	579,275
1,170,000	Levi Strauss & Co., 5.00%, 05/01/25	1,177,312
615,000	Newell Brands, Inc., 4.00%, 06/15/22	616,435
320,000	Newell Brands, Inc., 4.00%, 12/01/24	315,884
410,000	Newell Brands, Inc., 4.20%, 04/01/26	406,129
1,390,000	NIKE, Inc., 3.88%, 11/01/45	1,385,145
860,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	865,375
1,352,000	The Walt Disney Co., Class E, 4.13%, 12/01/41	1,418,051
1,065,000	Whirlpool Corp., 4.70%, 06/01/22	1,120,113
		13,423,305
Consumer Staples - 2.2%
1,295,000	Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23	1,295,286
1,260,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	1,240,595
165,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (a)	172,005
530,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (a)	602,875
1,112,000	PepsiCo, Inc., 4.88%, 11/01/40	1,277,951
		4,588,712
Energy - 1.3%
764,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	741,404
632,000	ConocoPhillips Co., 3.35%, 05/15/25	624,064
1,170,000	EOG Resources, Inc., 4.15%, 01/15/26	1,208,031
		2,573,499

Principal Amount	Security Description	Value
Financials - 11.1%
$1,201,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 02/01/22	$1,205,729
396,482	Altitude Investments 16, LLC, 2.49%, 03/14/26	391,738
1,312,000	Bank of America Corp., MTN, 4.13%, 01/22/24	1,349,942
660,000	CBRE Services, Inc., 5.25%, 03/15/25	705,700
1,345,000	Citigroup, Inc., 3.89%, 01/10/28 (c)	1,336,856
1,335,000	CME Group, Inc., 3.00%, 03/15/25	1,298,399
494,000	Crown Castle International Corp., 4.88%, 04/15/22	518,870
1,340,000	JPMorgan Chase & Co., 3.25%, 09/23/22	1,335,609
1,280,000	KeyCorp, MTN, 2.90%, 09/15/20	1,274,018
1,135,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (a)	1,129,608
1,295,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	1,309,306
1,195,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	1,258,614
1,180,000	Regions Financial Corp., 3.20%, 02/08/21	1,177,636
1,097,000	The Chubb Corp., 6.80%, 11/15/31	1,423,416
1,255,000	The Goldman Sachs Group, Inc., 3.85%, 01/26/27	1,238,404
1,274,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,331,840
1,260,000	U.S. Bancorp, Series J (callable at 100 beginning 04/15/27), 5.30%, (c)(f)	1,288,350
1,425,000	Wells Fargo & Co., 3.00%, 04/22/26	1,337,036
954,000	Wells Fargo & Co., Series K (callable at 100 beginning 06/15/18), 5.89%, (c) (f)	967,680
		21,878,751
Health Care - 0.3%
634,000	Becton Dickinson and Co., 3.73%, 12/15/24	623,095
Industrials - 2.6%
1,335,000	Burlington Northern Santa Fe, LLC, 4.55%, 09/01/44	1,435,745
1,150,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (a)	1,211,479
1,222,000	Raytheon Co., 4.88%, 10/15/40	1,420,551
1,198,000	Textron, Inc., 3.65%, 03/01/21	1,212,525
		5,280,300
Information Technology - 2.1%
1,353,000	eBay, Inc., 3.60%, 06/05/27	1,302,655
1,140,000	Oracle Corp., 5.38%, 07/15/40	1,364,936
1,425,000	QUALCOMM, Inc., 3.25%, 05/20/27	1,353,724
		4,021,315

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Principal Amount	Security Description	Value
Materials - 0.9%
$405,000	Martin Marietta Materials, Inc., 6.60%, 04/15/18	$405,602
1,294,000	The Mosaic Co., 5.45%, 11/15/33	1,368,923
		1,774,525
Telecommunication Services - 1.2%
1,255,000	AT&T, Inc., 5.15%, 03/15/42	1,291,000
1,244,000	Verizon Communications, Inc., 4.27%, 01/15/36	1,189,224
		2,480,224
Utilities - 0.7%
1,024,000	PacifiCorp, 6.25%, 10/15/37	1,341,896
Total Corporate Bonds (Cost $58,384,477)		57,985,622

Government & Agency Obligations - 42.0%

GOVERNMENT SECURITIES - 16.9%
Municipals - 1.7%
404,635	Florida Housing Finance Corp., Florida RB, 3.00%, 01/01/36	395,717
325,000	Montana Board of Housing, Montana RB, 2.38%, 06/01/20	325,478
530,000	New York City Transitional Finance Authority Future Tax Secured Revenue, New York RB, 5.77%, 08/01/36	644,427
340,000	New York City Water & Sewer System, New York RB, 5.72%, 06/15/42	443,197
225,000	State of Connecticut, Connecticut GO, 4.95%, 12/01/20	235,809
225,000	State of Connecticut, Connecticut GO, 5.63%, 12/01/29	254,974
240,000	University of Michigan, Michigan RB, 6.01%, 04/01/25	248,218
350,000	University of Nebraska, Nebraska RB, 5.70%, 07/01/29	355,012
410,000	West Haymarket Joint Public Agency, Nebraska GO, 6.00%, 12/15/39	538,338
		3,441,170
Treasury Inflation Index Securities - 1.2%
1,123,998	U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/28 (g)	1,234,449
1,094,460	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (g)	1,083,021
		2,317,470
U.S. Treasury Securities - 14.0%
4,385,000	U.S. Treasury Bond, 5.38%, 02/15/31	5,609,780
1,965,000	U.S. Treasury Bond, 4.75%, 02/15/37	2,511,590
10,990,000	U.S. Treasury Bond, 3.63%, 08/15/43	12,279,094
750,000	U.S. Treasury Note, 1.25%, 01/31/19	744,785
3,160,000	U.S. Treasury Note, 1.63%, 11/15/22	3,032,630
3,905,000	U.S. Treasury Note, 2.13%, 05/15/25	3,758,320
		27,936,199

Principal Amount	Security Description	Value
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 25.1%
Federal Home Loan Mortgage Corp. - 10.6%
$554,541	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	$582,524
469,574	Federal Home Loan Mortgage Corp., 4.50%, 08/01/31	493,305
955,000	Federal Home Loan Mortgage Corp., 3.46%, 11/25/32	958,233
880,510	Federal Home Loan Mortgage Corp., 4.50%, 01/01/41	931,437
2,389,207	Federal Home Loan Mortgage Corp., 3.00%, 07/01/43	2,346,648
1,317,020	Federal Home Loan Mortgage Corp., 4.00%, 10/01/44	1,359,791
2,235,182	Federal Home Loan Mortgage Corp., 4.00%, 12/01/45	2,311,234
46,505	Federal Home Loan Mortgage Corp., 3.50%, 12/01/26	47,439
1,782,664	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 09/15/45	343,154
2,112,375	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.97%, 08/25/18 (c)	6,535
10,550,270	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.46%, 01/25/19 (c)	86,646
12,405	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	12,406
401,251	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	406,500
463,115	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 06/15/37	472,559
1,133,666	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	1,173,554
411,239	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	425,276
648,419	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 04/15/41	663,442
378,428	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 11/15/42	382,001
1,408,513	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 07/15/42	1,429,557
1,967,120	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 01/15/55	1,989,011
837,082	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/43	868,027
960,000	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 06/15/37	944,959

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Principal Amount	Security Description	Value
$1,916,610	Seasoned Credit Risk Transfer Trust, 4.50%, 06/25/57	$2,005,253
920,112	Seasoned Credit Risk Transfer Trust, 2.25%, 07/25/56 (d)	906,809
		21,146,300
Federal National Mortgage Association - 13.8%
2,261,520	Federal National Mortgage Association, 3.31%, 01/01/33	2,192,254
1,086,967	Federal National Mortgage Association, 5.80%, 12/01/33	1,107,491
245,533	Federal National Mortgage Association, 5.00%, 08/01/34	265,029
18,073	Federal National Mortgage Association, 5.50%, 08/01/37	19,616
79,226	Federal National Mortgage Association, 6.00%, 09/01/38	88,981
169,281	Federal National Mortgage Association, 4.50%, 06/01/39	179,260
369,916	Federal National Mortgage Association, 4.50%, 01/01/40	393,378
231,089	Federal National Mortgage Association, 4.50%, 12/01/40	244,342
806,800	Federal National Mortgage Association, 4.00%, 04/01/41	834,556
246,220	Federal National Mortgage Association, 4.00%, 02/01/42	255,044
868,389	Federal National Mortgage Association, 3.00%, 07/01/43	854,253
1,204,036	Federal National Mortgage Association, 4.00%, 10/01/43	1,241,923
1,343,078	Federal National Mortgage Association, 4.50%, 08/01/44	1,422,726
2,332,296	Federal National Mortgage Association, 4.00%, 11/01/44	2,407,230
908,951	Federal National Mortgage Association, 3.50%, 06/01/45	907,852
3,682,000	Federal National Mortgage Association, 4.00%, 04/01/46	3,781,686
1,070	Federal National Mortgage Association, 4.50%, 12/01/18	1,078
480,966	Federal National Mortgage Association, 4.16%, 08/01/21	493,897
90,025	Federal National Mortgage Association, 7.50%, 08/01/22	93,444
45,178	Federal National Mortgage Association, 4.00%, 06/01/24	46,483
77,949	Federal National Mortgage Association, 4.00%, 10/01/24	80,211
1,599,754	Federal National Mortgage Association, 3.41%, 02/01/27	1,623,216
1,899,785	Federal National Mortgage Association Interest Only, 0.69%, 02/25/22 (c)	39,845

Principal Amount	Security Description	Value
$4,425,099	Federal National Mortgage Association Interest Only, 0.55%, 07/25/22 (c)	$84,455
1,067,574	Federal National Mortgage Association Interest Only, 2.73%, 01/25/39 (c)	114,744
66,255	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	66,602
180,086	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	179,405
380,876	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	386,295
560,284	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	580,685
328,885	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	355,643
801,626	Federal National Mortgage Association REMIC, 4.00%, 07/25/39	804,487
790,886	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	773,973
1,363,100	Federal National Mortgage Association REMIC, 1.50%, 01/25/40	1,318,788
1,549,376	Federal National Mortgage Association REMIC, 3.00%, 08/25/43	1,547,212
1,635,176	Federal National Mortgage Association REMIC, 3.00%, 08/25/45	1,622,040
955,000	Federal National Mortgage Association REMIC, 4.00%, 11/25/37	996,158
		27,404,282
Government National Mortgage Association - 0.6%
1,055,520	Government National Mortgage Association, 3.00%, 03/20/43	1,040,717
248,596	Government National Mortgage Association REMIC, 4.76%, 06/20/61 (c)	250,688
		1,291,405
Small Business Administration Participation Certificates - 0.1%
114,281	SBA Small Business Investment Cos., 2.88%, 09/10/21	115,070
Total Government & Agency Obligations (Cost $84,794,348)		83,651,896

Shares	Security Description	Value
Investment Company - 0.7%

148,147	Federated Institutional High-Yield Bond Fund, Institutional Shares	1,442,952
Total Investment Company (Cost $1,359,220)		1,442,952

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

INCOME FUND

Shares	Security Description	Value
Short-Term Investments - 1.9%

Investment Companies - 1.9%
3,671,073	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (h)	$3,671,073
Total Investment Companies (Cost $3,671,073)		3,671,073
Total Short-Term Investments (Cost $3,671,073)		3,671,073
Investments, at value - 99.6% (Cost $200,128,680)		198,243,938
Other assets in excess of liabilities - 0.4%		712,567
NET ASSETS - 100.0%		$198,956,505

(a)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2018, the aggregate value of these liquid securities were $39,135,884 or 19.7% of net assets.

(b)	Floating rate security. Rate presented is as of March 31, 2018.
(c)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2018.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2018.
(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $965,010 or 0.5% of net assets.
(f)	Perpetual maturity security.
(g)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(h)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
ABS	Asset Backed Security
CLO	Collateralized Loan Obligation GMTN Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES  OF  PORTFOLIO INVESTMENTS
March 31, 2018

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
Government & Agency Obligations - 97.0%
GOVERNMENT SECURITIES - 97.0%
Municipals - 97.0%
Iowa - 0.4%
$125,000	Xenia Rural Water District, Iowa RB, 2.00%, 12/01/18	$125,163
100,000	Xenia Rural Water District, Iowa RB, 3.00%, 12/01/20	102,264
		227,427
Nebraska - 95.9%
210,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.30%, 10/15/23	198,200
185,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.40%, 10/15/24	173,558
250,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.20%, 12/15/19	246,985
100,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.30%, 12/15/20	98,137
500,000	City of Bellevue NE, Nebraska GO, 1.65%, 12/15/20	497,895
215,000	City of Blair NE, Nebraska GO, 2.15%, 09/15/23	212,160
220,000	City of Blair NE, Nebraska GO, 2.30%, 09/15/24	217,004
345,000	City of Fremont NE Combined Utility System Revenue, Nebraska RB, 3.00%, 10/15/25	349,081
65,000	City of Grand Island NE Electric System Revenue, Nebraska RB, 5.00%, 08/15/27	73,984
275,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/21	275,512
300,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/26	300,534
260,000	City of La Vista NE, Nebraska GO, 1.00%, 05/01/21	259,870
650,000	City of Lincoln NE, Nebraska GO, 3.00%, 05/15/20	667,212
210,000	City of Lincoln NE, Nebraska RB, 2.00%, 04/01/18	210,000
515,000	City of Lincoln NE, Nebraska RB, 2.50%, 04/01/20	519,810
700,000	City of Lincoln NE, Nebraska RB, 4.50%, 08/15/22	744,275
Principal Amount	Security Description	Value
$480,000	City of Lincoln NE, Nebraska RB, 4.00%, 08/15/26	$504,922
500,000	City of Lincoln NE, Nebraska RB, 3.55%, 04/01/27	512,555
110,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	122,879
55,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	61,587
250,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 3.13%, 09/01/30	252,723
58,000	City of Ogallala NE, Nebraska COP, 1.15%, 10/15/19	57,311
575,000	City of Omaha NE, Nebraska GO, 5.25%, 04/01/20	615,095
200,000	City of Omaha NE, Nebraska GO, 4.38%, 06/01/22	200,894
75,000	City of Omaha NE, Nebraska GO, 4.38%, 06/01/22	75,335
400,000	City of Omaha NE, Nebraska GO, 5.75%, 10/15/28	408,864
500,000	City of Omaha NE, Nebraska GO, 6.50%, 12/01/30	681,115
200,000	City of Omaha NE, Nebraska GO, 5.00%, 05/01/33	228,344
500,000	City of Omaha NE, Nebraska GO, 4.00%, 04/15/20	523,090
470,000	City of Omaha NE, Nebraska GO, 4.00%, 04/15/22	506,439
190,000	City of Omaha NE, Nebraska RB, 5.00%, 02/01/26	211,345
200,000	City of Omaha NE Sewer Revenue, Nebraska RB, 5.00%, 04/01/24	230,318
105,000	City of Papillion NE Water Revenue, Nebraska RB, 1.80%, 10/01/20	105,261
105,000	City of Papillion NE Water Revenue, Nebraska RB, 2.05%, 10/01/21	105,508
550,000	County of Douglas NE, Nebraska RB, 5.60%, 07/01/25	596,387
120,000	County of Douglas NE, Nebraska RB, 3.60%, 10/01/27	120,043
250,000	County of Sarpy NE, Nebraska COP, 2.80%, 12/15/20	255,243
280,000	Crete Public Schools, Nebraska GO, 3.00%, 12/15/18	282,752
195,000	Douglas County Hospital Authority No. 1, Nebraska RB, AMBAC Insured, 5.25%, 09/01/21	206,860
500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.50%, 01/01/30	523,415

See accompanying Notes to Financial Statements.

SCHEDULES  OF  PORTFOLIO INVESTMENTS
March 31, 2018

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
$1,000,000	Douglas County Hospital Authority No. 2, Nebraska RB, 4.00%, 05/15/32	$1,054,560
100,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.75%, 11/01/48	102,423
690,000	Douglas County Hospital Authority No. 3, Nebraska RB, 5.75%, 11/01/48	706,719
750,000	Douglas County Public Facilities Corp., Nebraska RB, 2.00%, 05/01/24	726,173
580,000	Douglas County Sanitary & Improvement District No. 464, Nebraska GO, 3.65%, 03/15/33	570,140
260,000	Douglas County Sanitary & Improvement District No. 484, Nebraska GO, 3.00%, 08/15/29	249,779
65,000	Douglas County Sanitary & Improvement District No. 485, Nebraska GO, 2.65%, 10/01/20	65,000
155,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 2.75%, 11/15/25	152,897
165,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 3.65%, 11/15/32	164,995
105,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.85%, 03/15/33	100,385
295,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.90%, 03/15/34	281,147
210,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.95%, 03/15/35	199,513
190,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 4.00%, 03/15/36	180,179
250,000	Douglas County Sanitary & Improvement District No. 515, Nebraska GO, 3.75%, 12/15/32	244,452
95,000	Douglas County Sanitary & Improvement District No. 535, Nebraska GO, 2.55%, 10/15/20	95,127
115,000	Douglas County Sanitary & Improvement District No. 541, Nebraska GO, 2.95%, 07/15/24	115,022
100,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.05%, 05/15/29	93,056
85,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.10%, 05/15/30	79,071

Principal Amount	Security Description	Value
$750,000	Douglas County School District No. 59, Nebraska GO, 3.00%, 12/15/35	$697,987
100,000	Elkhorn School District, Nebraska GO, 3.00%, 12/15/18	100,983
700,000	Elkhorn School District, Nebraska GO, 5.00%, 01/15/30	768,082
665,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/34	698,243
1,430,000	Elkhorn School District, Nebraska GO, 4.00%, 12/15/35	1,491,418
250,000	Elkhorn School District, Nebraska GO, 4.00%, 01/15/32	263,265
68,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 1.40%, 10/15/20	67,209
385,000	Gering School District, Nebraska GO, 5.00%, 12/01/23	427,604
185,000	Grand Island Public Schools, Nebraska GO, 4.00%, 12/15/24	197,310
735,000	Gretna Public Schools, Nebraska GO, 4.00%, 12/15/24	797,879
265,000	Gretna Public Schools, Nebraska GO, 4.00%, 12/15/25	289,184
400,000	Knox County School District #501, Nebraska GO, 2.00%, 12/15/19	392,208
1,300,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/21	1,329,536
140,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/22	143,181
900,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/27	1,086,021
750,000	Lancaster County School District 001, Nebraska GO, 4.00%, 01/15/26	830,782
200,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/25	216,508
500,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/32	534,375
500,000	Lincoln-Lancaster County Public Building Commission, Nebraska RB, 3.00%, 12/01/26	513,500
1,000,000	Loup River Public Power District, Nebraska RB, 2.00%, 12/01/26	923,180
415,000	Metropolitan Community College Area, Nebraska COP, 4.00%, 03/01/20	432,708
500,000	Metropolitan Community College Area, Nebraska COP, 3.00%, 03/01/26	506,690
1,000,000	Metropolitan Utilities District of Omaha, Nebraska RB, 5.00%, 12/01/21	1,106,870

See accompanying Notes to Financial Statements.

SCHEDULES  OF  PORTFOLIO INVESTMENTS
March 31, 2018

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value
$180,000	Mid-Plains Community College Area Facilities Corp., Nebraska RB, 3.00%, 10/15/25	$180,508
210,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/25	236,080
200,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/26	220,094
540,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/27	593,606
1,475,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/30	1,613,178
140,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.00%, 04/01/31	152,893
250,000	Municipal Energy Agency of Nebraska, Nebraska RB, 5.38%, 04/01/39	259,325
540,000	Nebraska Investment Finance Authority, Nebraska RB, 1.40%, 09/01/20	534,546
445,000	Nebraska Investment Finance Authority, Nebraska RB, 1.50%, 03/01/21	438,734
175,000	Nebraska Investment Finance Authority, Nebraska RB, 2.35%, 09/01/24	172,736
150,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/26	164,672
200,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/27	219,336
600,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/29	656,652
1,050,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/32	1,145,204
540,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/34	586,742
1,995,000	Nebraska Public Power District, Nebraska RB, 5.00%, 01/01/31	2,151,209
1,000,000	Nebraska State College Facilities Corp., Nebraska RB, 5.00%, 07/15/26	1,170,460
315,000	Nebraska State Colleges, Nebraska RB, 3.00%, 07/01/25	315,047
435,000	Omaha Airport Authority, Nebraska RB, 3.75%, 01/01/19	442,047
805,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/26	835,775
285,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/20	304,491
700,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/21	766,255
1,000,000	Omaha Public Facilities Corp., Nebraska RB, 4.00%, 06/01/28	1,078,640
190,000	Omaha Public Power District, Nebraska RB, 4.65%, 02/01/28	194,807
205,000	Omaha Public Power District, Nebraska RB, 4.00%, 02/01/31	215,922

Principal Amount	Security Description	Value
$200,000	Omaha Public Power District, Nebraska RB, 4.00%, 02/01/34	$208,648
1,170,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/29	1,271,053
500,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/29	539,595
1,435,000	Omaha Public Power District, Nebraska RB, 5.00%, 02/01/30	1,547,805
650,000	Omaha School District, Nebraska GO, 4.00%, 12/15/22	675,421
180,000	Omaha School District, Nebraska GO, 3.00%, 12/15/32	174,974
620,000	Omaha School District, Nebraska GO, 3.13%, 12/15/33	607,513
1,500,000	Omaha School District, Nebraska GO, 4.00%, 12/15/39	1,569,945
590,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/22	591,327
245,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/23	245,549
400,000	Papillion-La Vista School District No. 27, Nebraska GO, 1.75%, 12/01/22	392,124
235,000	Papillion-La Vista School District No. 27, Nebraska GO, 5.00%, 12/01/23	240,339
125,000	Platte County School District No. 1 Columbus Public Schools, Nebraska GO, 5.00%, 12/15/26	143,382
280,000	Platte County School District No. 1 Columbus Public Schools, Nebraska GO, 5.00%, 12/15/28	319,791
65,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 2.45%, 10/15/22	64,530
160,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 3.55%, 10/15/32	159,458
90,000	Sarpy County Sanitary & Improvement District No. 242, Nebraska GO, 3.00%, 03/15/27	90,385
490,000	Sarpy County Sanitary & Improvement District No. 257, Nebraska GO, 3.75%, 04/15/31	490,441
245,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.35%, 04/15/26	244,995
475,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.80%, 04/15/33	474,981

See accompanying Notes to Financial Statements.

SCHEDULES  OF  PORTFOLIO INVESTMENTS
March 31, 2018

NEBRASKA TAX-FREE FUND

Principal Amount	Security Description	Value
$115,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 3.95%, 02/15/32	$115,944
110,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 5.15%, 02/15/34	110,818
175,000	Sarpy County Sanitary & Improvement District No. 68, Nebraska GO, 2.75%, 12/15/23	175,081
600,000	Southern Public Power District, Nebraska RB, 5.00%, 12/15/22	614,004
200,000	State of Nebraska, Nebraska COP, 1.40%, 03/15/20	197,088
200,000	State of Nebraska, Nebraska COP, 1.60%, 03/15/21	196,398
160,000	University of Nebraska, Nebraska RB, 3.00%, 05/15/18	160,283
350,000	University of Nebraska, Nebraska RB, 5.00%, 05/15/24	403,841
350,000	University of Nebraska, Nebraska RB, 5.00%, 05/15/25	408,202
50,000	University of Nebraska, Nebraska RB, 4.25%, 07/01/21	50,995
525,000	University of Nebraska, Nebraska RB, 5.00%, 07/01/22	529,478
85,000	University of Nebraska, Nebraska RB, 5.00%, 07/01/22	87,160
400,000	University of Nebraska, Nebraska RB, 5.00%, 07/01/23	410,164
1,000,000	University of Nebraska, Nebraska RB, 4.00%, 07/01/31	1,074,040
745,000	University of Nebraska Facilities Corp., Nebraska RB, 2.00%, 07/15/19	748,665
1,000,000	Village of Boys Town NE, Nebraska RB, 3.00%, 09/01/28	1,006,230
100,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/22	110,872
200,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/26	221,290
105,000	West Haymarket Joint Public Agency, Nebraska GO, 4.00%, 12/15/28	111,639
		62,861,270
North Dakota - 0.7%
500,000	City of Fargo ND, North Dakota GO, 3.00%, 05/01/34	476,575
		63,565,272
Total Government & Agency Obligations (Cost $65,076,219)		63,565,272

Shares	Security Description	Value
Short-Term Investments - 2.2%
Investment Company - 2.2%
1,428,544	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (a)	$1,428,544
Total Short-Term Investments (Cost $1,428,544)		1,428,544
Investments, at value - 99.2% (Cost $66,504,763)		64,993,816
Other assets in excess of liabilities - 0.8%		531,775
NET ASSETS - 100.0%		$65,525,591

(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
AMBAC	American Municipal Bond Assurance Corporation
COP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

BALANCED FUND

Shares	Security Description	Value
Common Stocks - 63.2%

Consumer Discretionary - 7.6%
237	Amazon.com, Inc. (a)	$343,020
315	Booking Holdings, Inc. (a)	655,323
22,000	Comcast Corp., Class A	751,740
8,700	NIKE, Inc., Class B	578,028
2,150	O'Reilly Automotive, Inc. (a)	531,867
4,600	Royal Caribbean Cruises, Ltd.	541,604
11,300	Starbucks Corp.	654,157
5,450	The Home Depot, Inc.	971,408
1,490	Ulta Beauty, Inc. (a)	304,362
		5,331,509
Consumer Staples - 4.0%
10,500	Church & Dwight Co., Inc.	528,780
2,650	Constellation Brands, Inc., Class A	603,988
3,250	Costco Wholesale Corp.	612,397
3,000	Ingredion, Inc.	386,760
11,780	Lamb Weston Holdings, Inc.	685,832
		2,817,757
Energy - 4.1%
3,800	Diamondback Energy, Inc. (a)	480,776
4,750	EOG Resources, Inc.	500,032
8,800	Exxon Mobil Corp.	656,568
5,700	Occidental Petroleum Corp.	370,272
3,900	Phillips 66	374,088
7,000	Schlumberger, Ltd.	453,460
		2,835,196
Financials - 10.2%
9,050	BankUnited, Inc.	361,819
1,145	BlackRock, Inc.	620,269
4,150	Chubb, Ltd.	567,596
4,150	CME Group, Inc.	671,221
10,300	First American Financial Corp.	604,404
34,400	Huntington Bancshares, Inc.	519,440
13,000	JPMorgan Chase & Co.	1,429,610
26,300	KeyCorp	514,165
14,200	Manulife Financial Corp.	263,836
6,600	Northern Trust Corp.	680,658
9,000	U.S. Bancorp	454,500
8,500	Wells Fargo & Co.	445,485
		7,133,003
Health Care - 8.1%
10,700	AMN Healthcare Services, Inc. (a)	607,225
8,500	Baxter International, Inc.	552,840
1,700	Biogen, Inc. (a)	465,494
17,900	Boston Scientific Corp. (a)	489,028
4,000	Celgene Corp. (a)	356,840
2,400	Centene Corp. (a)	256,488
3,600	Edwards Lifesciences Corp. (a)	502,272
7,600	Eli Lilly & Co.	588,012
3,200	Laboratory Corp. of America Holdings (a)	517,600
3,600	Thermo Fisher Scientific, Inc.	743,256

Shares	Security Description	Value
7,000	Zoetis, Inc.	$584,570
		5,663,625
Industrials - 7.8%
2,750	FedEx Corp.	660,302
8,650	Fortune Brands Home & Security, Inc.	509,399
9,700	HD Supply Holdings, Inc. (a)	368,018
12,000	KAR Auction Services, Inc.	650,400
7,700	MasTec, Inc. (a)	362,285
5,200	Quanta Services, Inc. (a)	178,620
2,800	Raytheon Co.	604,296
2,000	Roper Technologies, Inc.	561,380
10,000	Southwest Airlines Co.	572,800
9,800	The Timken Co.	446,880
6,400	Waste Management, Inc.	538,368
		5,452,748
Information Technology - 15.7%
6,900	Activision Blizzard, Inc.	465,474
3,150	Adobe Systems, Inc. (a)	680,652
1,463	Alphabet, Inc., Class C (a)	1,509,509
11,700	Apple, Inc.	1,963,026
2,450	Broadcom, Ltd.	577,342
4,900	CDW Corp.	344,519
17,700	Cisco Systems, Inc.	759,153
6,200	Facebook, Inc., Class A (a)	990,698
2,200	FleetCor Technologies, Inc. (a)	445,500
3,850	Mastercard, Inc., Class A	674,366
5,650	Microchip Technology, Inc.	516,184
18,300	Microsoft Corp.	1,670,241
3,900	Western Digital Corp.	359,853
		10,956,517
Materials - 2.1%
8,900	Berry Global Group, Inc. (a)	487,809
6,400	FMC Corp.	490,048
2,400	Martin Marietta Materials, Inc.	497,520
		1,475,377
Real Estate - 1.3%
4,900	American Tower Corp. REIT	712,166
6,600	Education Realty Trust, Inc. REIT	216,150
		928,316
Telecommunication Services - 0.8%
11,600	Verizon Communications, Inc.	554,712

Utilities - 1.5%
4,200	NextEra Energy, Inc.	685,986
5,900	Southwest Gas Holdings, Inc.	399,017
		1,085,003
Total Common Stocks (Cost $30,665,575)		44,233,763

Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset Backed Securities - 5.6%

Asset Backed Securities - 2.8%
$365,000	BA Credit Card Trust, 1.36%, 09/15/20	364,863

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

BALANCED FUND

Principal Amount	Security Description	Value
$380,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (b)	$374,577
145,000	Eaton Vance CLO, Ltd. CLO (USD 3 Month LIBOR + 1.20%), 2.92%, 07/15/26 (b)(c)	145,012
170,000	Magnetite IX, Ltd. CLO (USD 3 Month LIBOR + 1.00%), 2.75%, 07/25/26 (b)(c)	170,060
128,629	PHEAA Student Loan Trust 2011-1 (USD 3 Month LIBOR + 1.10%), 3.39%, 06/25/38 (b)(c)	129,984
180,407	Preferred Term Securities XII, Ltd./ Preferred Term Securities XII, Inc. (USD 3 Month LIBOR + 0.70%), 2.88%, 12/24/33 (b)(c)	170,034
257,163	SLM Student Loan Trust (USD 3 Month LIBOR + 1.65%), 3.40%, 07/25/22 (c)	263,076
240,000	Sofi Professional Loan Program Trust, 2.64%, 08/25/47 (b)	239,393
99,917	Vantage Data Centers Issuer, LLC, 4.07%, 02/16/43 (b)	100,835
		1,957,834
Non-Agency Commercial Mortgage Backed Securities - 1.3%
375,000	American Tower Trust #1, 3.07%, 03/15/23 (b)	370,159
265,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (b)(d)	266,000
297,689	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	297,763
		933,922
Non-Agency Residential Mortgage Backed Securities - 1.5%
144,363	Bayview Commercial Asset Trust REMIC (USD 1 Month LIBOR + 0.87%), 2.74%, 12/25/33 (b)(c)	138,312
160,000	Bayview Financial Mortgage Pass- Through Trust REMIC (USD 1 Month LIBOR + 2.10%), 3.98%, 04/28/39 (c)	159,639
36,751	Citicorp Residential Mortgage Trust REMIC, 5.52%, 09/25/36 (e)	36,819
57,848	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(d)	59,550
148,543	EverBank Mortgage Loan Trust, 3.50%, 02/25/48 (b)(d)	148,725
266,602	Goldman Sachs Alternative Mortgage Products Trust REMIC (USD 1 Month LIBOR + 0.50%), 2.37%, 005/25/36 (b)(c)	263,349

Principal Amount	Security Description	Value
$53,827	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	$54,244
92,811	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (b)(d)	93,749
88,363	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(d)	88,870
		1,043,257
Total Non-U.S. Government Agency Asset Backed Securities (Cost $3,951,072)		3,935,013

Corporate Bonds - 10.4%

Consumer Discretionary - 1.2%
330,000	CBS Corp., 4.00%, 01/15/26	325,381
100,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	97,875
210,000	Newell Brands, Inc., 4.20%, 04/01/26	208,017
215,000	Whirlpool Corp., 4.70%, 06/01/22	226,126
		857,399
Consumer Staples - 1.0%
285,000	Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/23	285,063
175,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	172,305
310,000	PepsiCo., Inc., 2.85%, 02/24/26	297,176
		754,544
Energy - 0.4%
105,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	101,894
205,000	EOG Resources, Inc., 4.15%, 01/15/26	211,663
		313,557
Financials - 4.5%
200,000	Bank of America Corp., MTN, 4.13%, 01/22/24	205,784
130,000	CBRE Services, Inc., 5.25%, 03/15/25	139,002
220,000	Citigroup, Inc., 3.89%, 01/10/28 (d)	218,668
145,000	Citigroup, Inc., 2.55%, 04/08/19	144,846
395,000	CME Group, Inc., 3.00%, 03/15/25	384,170
220,000	JPMorgan Chase & Co., 3.25%, 09/23/22	219,279
260,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	262,872
290,000	Prudential Financial, Inc., MTN, 7.38%, 06/15/19	305,438
250,000	Regions Bank/Birmingham AL BKNT, 7.50%, 05/15/18	251,390
265,000	The Goldman Sachs Group, Inc., 3.00%, 04/26/22	260,135
175,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	182,945
130,000	U.S. Bancorp, Series J (callable at 100 beginning 04/15/27), 5.30%, (d)(f)	132,925
270,000	Wells Fargo & Co., 3.00%, 04/22/26	253,333

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

BALANCED FUND

Principal Amount	Security Description	Value
$130,000	Wells Fargo & Co., Series K (callable at 100 beginning 06/15/18), 5.89%, (d) (f)	$131,864
		3,092,651
Health Care - 0.2%
132,000	Becton Dickinson and Co., 3.73%, 12/15/24	129,729
Industrials - 0.9%
185,000	Burlington Northern Santa Fe, LLC, 3.75%, 04/01/24	189,067
150,000	Roper Technologies, Inc., 2.80%, 12/15/21	147,524
275,000	Textron, Inc., 3.65%, 03/01/21	278,334
		614,925
Information Technology - 1.1%
240,000	eBay, Inc., 3.60%, 06/05/27	231,070
200,000	Oracle Corp., 3.40%, 07/08/24	199,921
330,000	QUALCOMM, Inc., 3.45%, 05/20/25	322,050
		753,041
Materials - 0.3%
201,000	The Mosaic Co., 4.25%, 11/15/23	204,919
Telecommunication Services - 0.8%
348,000	AT&T, Inc., 4.30%, 02/15/30 (b)	346,273
220,000	Verizon Communications, Inc., 5.15%, 09/15/23	237,269
		583,542
Total Corporate Bonds (Cost $7,393,790)		7,304,307

Government & Agency Obligations - 16.6%

GOVERNMENT SECURITIES - 16.0%
Municipals - 1.4%
350,000	California State University, California RB, 5.45%, 11/01/22	388,426
250,000	City of Industry CA, California RB, 7.00%, 01/01/21	269,075
200,000	Santa Monica Community College District, California GO, 5.73%, 08/01/24	212,562
100,000	Vista Community Development Commission, California Tax Allocation Bond, 7.61%, 09/01/21	110,497
		980,560
Treasury Inflation Index Securities - 0.9%
667,415	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (g)	660,643
U.S. Treasury Securities - 13.7%
500,000	U.S. Treasury Note, 1.25%, 01/31/19	496,523
1,900,000	U.S. Treasury Note, 2.00%, 02/28/21	1,878,517
3,930,000	U.S. Treasury Note, 1.63%, 11/15/22	3,771,594
3,555,000	U.S. Treasury Note, 2.13%, 05/15/25	3,421,467
		9,568,101

Principal Amount	Security Description	Value
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 0.6%
Federal Home Loan Mortgage Corp. - 0.3%
$182,949	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	$189,386
Federal National Mortgage Association - 0.3%
93,632	Federal National Mortgage Association, 3.50%, 12/01/26	95,518
120,097	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	117,529
		213,047

Total Government & Agency Obligations (Cost $11,688,383)		11,611,737

Shares	Security Description	Value
Short-Term Investments - 3.9%

Investment Company - 3.9%
2,727,759	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (h)	2,727,759
Total Short-Term Investments (Cost $2,727,759)		2,727,759
Investments, at value - 99.7% (Cost $56,426,579)		69,812,579
Other assets in excess of liabilities - 0.3%		184,796
NET ASSETS - 100.0%		$69,997,375

(a)	Non-income producing security.
(b)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds’ Board of Directors. As of March 31, 2018, the aggregate value of these liquid securities were $3,500,520 or 5.0% of net assets.

(c)	Floating rate security. Rate presented is as of March 31, 2018.
(d)	Variable or adjustable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2018.
(e)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2018.
(f)	Perpetual maturity security.
(g)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(h)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
ABS	Asset Backed Security
BKNT	Bank Note
CLO	Collateralized Loan Obligation
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Common Stocks - 98.3%
Consumer Discretionary - 16.0%
16,600	Advance Auto Parts, Inc.	$1,967,930
17,300	Carter's, Inc.	1,800,930
36,100	Dick's Sporting Goods, Inc.	1,265,305
20,200	DR Horton, Inc.	885,568
32,000	Five Below, Inc. (a)	2,346,880
7,700	Grand Canyon Education, Inc. (a)	807,884
7,300	O'Reilly Automotive, Inc. (a)	1,805,874
27,700	Restaurant Brands International, Inc.	1,576,684
30,700	Ross Stores, Inc.	2,393,986
9,900	Royal Caribbean Cruises, Ltd.	1,165,626
5,900	The Madison Square Garden Co., Class A (a)	1,450,220
2,600	Ulta Beauty, Inc. (a)	531,102
16,300	Visteon Corp. (a)	1,796,912
48,000	Yum China Holdings, Inc.	1,992,000
		21,786,901
Consumer Staples - 3.4%
33,800	Church & Dwight Co., Inc.	1,702,168
31,800	Lamb Weston Holdings, Inc.	1,851,396
15,100	Post Holdings, Inc. (a)	1,143,976
		4,697,540
Energy - 2.1%
11,100	Concho Resources, Inc. (a)	1,668,663
24,300	EQT Corp.	1,154,493
		2,823,156
Financials - 8.5%
41,900	E*TRADE Financial Corp. (a)	2,321,679
6,500	FactSet Research Systems, Inc.	1,296,230
23,000	First American Financial Corp.	1,349,640
98,200	KeyCorp	1,919,810
20,820	NASDAQ, Inc.	1,795,100
16,700	Northern Trust Corp.	1,722,271
39,900	OneMain Holdings, Inc. (a)	1,194,606
		11,599,336
Health Care - 13.0%
49,000	Allscripts Healthcare Solutions, Inc. (a)	605,150
13,100	Bio-Techne Corp.	1,978,624
17,430	Centene Corp. (a)	1,862,744
12,500	Edwards Lifesciences Corp. (a)	1,744,000
11,400	Inovalon Holdings, Inc., Class A (a)	120,840
22,920	Insulet Corp. (a)	1,986,706
20,000	PerkinElmer, Inc.	1,514,400
24,800	Seattle Genetics, Inc. (a)	1,298,032
8,240	Teleflex, Inc.	2,101,035
8,000	The Cooper Cos., Inc.	1,830,480
31,900	Zoetis, Inc.	2,663,969
		17,705,980

Shares	Security Description	Value
Industrials - 18.9%
29,800	American Airlines Group, Inc.	$1,548,408
17,794	Dover Corp.	1,747,727
14,500	Fortune Brands Home & Security, Inc.	853,905
10,800	Harris Corp.	1,741,824
21,200	Hyster-Yale Materials Handling, Inc.	1,482,516
37,200	ITT, Inc.	1,822,056
35,200	KAR Auction Services, Inc.	1,907,840
8,400	L3 Technologies, Inc.	1,747,200
45,200	MasTec, Inc. (a)	2,126,660
13,700	Old Dominion Freight Line, Inc.	2,013,489
24,900	Oshkosh Corp.	1,924,023
38,300	Quanta Services, Inc. (a)	1,315,605
7,100	Roper Technologies, Inc.	1,992,899
1,000	The Middleby Corp. (a)	123,790
36,700	The Timken Co.	1,673,520
16,900	XPO Logistics, Inc. (a)	1,720,589
		25,742,051
Information Technology - 27.9%
24,500	Akamai Technologies, Inc. (a)	1,739,010
24,040	Analog Devices, Inc.	2,190,765
15,100	Broadridge Financial Solutions, Inc.	1,656,319
18,520	Cavium, Inc. (a)	1,470,118
25,600	CDK Global, Inc.	1,621,504
26,200	CDW Corp.	1,842,122
17,600	Citrix Systems, Inc. (a)	1,633,280
20,950	DXC Technology Co.	2,106,103
61,200	First Data Corp., Class A (a)	979,200
28,800	Fiserv, Inc. (a)	2,053,728
11,440	FleetCor Technologies, Inc. (a)	2,316,600
42,600	Fortinet, Inc. (a)	2,282,508
15,600	IAC/InterActiveCorp. (a)	2,439,528
6,100	Jack Henry & Associates, Inc.	737,795
8,500	Lam Research Corp.	1,726,860
17,900	Microchip Technology, Inc.	1,635,344
23,200	Paychex, Inc.	1,428,888
93,700	Pure Storage, Inc., Class A (a)	1,869,315
10,560	ServiceNow, Inc. (a)	1,747,152
13,000	Splunk, Inc. (a)	1,279,070
20,000	Twilio, Inc. (a)	763,600
9,800	Western Digital Corp.	904,246
11,200	Zebra Technologies Corp. (a)	1,558,928
		37,981,983
Materials - 5.7%
31,400	Berry Global Group, Inc. (a)	1,721,034
20,100	FMC Corp.	1,539,057
121,100	Graphic Packaging Holding Co.	1,858,885
6,800	Martin Marietta Materials, Inc.	1,409,640
127,800	Platform Specialty Products Corp. (a)	1,230,714
		7,759,330

See accompanying Notes to Financial Statements.
33

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value
Real Estate - 2.5%
27,400	American Homes 4 Rent, Class A REIT	$550,192
33,860	CBRE Group, Inc., Class A (a)	1,598,869
12,515	Digital Realty Trust, Inc. REIT	1,318,831
		3,467,892
Utilities - 0.3%
5,100	Southwest Gas Holdings, Inc.	344,913
Total Common Stocks (Cost $94,809,704)		133,909,082

Shares	Security Description	Value
Short-Term Investments - 1.8%
Investment Company - 1.8%
2,408,443	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (b)	2,408,443
Total Short-Term Investments (Cost $2,408,443)		2,408,443
Investments, at value - 100.1% (Cost $97,218,147)		136,317,525
Other liabilities in excess of assets - (0.1)%		(157,594)
NET ASSETS - 100.0%		$136,159,931

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2018

SMALL COMPANY FUND
Shares	Security Description	Value
Common Stocks - 97.1%

Consumer Discretionary - 10.2%
605,000	Bojangles', Inc. (a)	$8,379,250
145,400	Dave & Buster's Entertainment, Inc. (a)	6,068,996
184,700	Dorman Products, Inc. (a)	12,228,987
150,700	Five Below, Inc. (a)	11,052,338
188,375	ILG, Inc.	5,860,346
386,900	MSG Networks, Inc., Class A (a)	8,743,940
178,600	Nexstar Media Group, Inc., Class A	11,876,900
124,400	Sturm Ruger & Co., Inc.	6,531,000
		70,741,757
Energy - 4.6%
1,031,500	Callon Petroleum Co. (a)	13,657,060
267,300	Matador Resources Co. (a)	7,994,943
200,800	PDC Energy, Inc. (a)	9,845,224
		31,497,227
Financials - 21.0%
175,720	Argo Group International Holdings, Ltd.	10,086,328
219,700	Columbia Banking System, Inc.	9,216,415
223,900	Great Western Bancorp, Inc.	9,016,453
324,900	MB Financial, Inc.	13,151,952
205,200	Mercantile Bank Corp. (b)	6,822,900
704,400	Old National Bancorp	11,904,360
309,400	Selective Insurance Group, Inc.	18,780,580
310,000	Southside Bancshares, Inc.	10,769,400
268,300	Stifel Financial Corp.	15,891,409
153,900	UMB Financial Corp.	11,140,821
300,900	Union Bankshares Corp.	11,046,039
500,600	United Bankshares, Inc.	17,646,150
		145,472,807
Health Care - 12.9%
171,000	Almost Family, Inc. (a)	9,576,000
368,800	AMN Healthcare Services, Inc. (a)	20,929,400
122,900	Analogic Corp.	11,786,110
161,900	Cambrex Corp. (a)	8,467,370
257,600	Integra LifeSciences Holdings Corp. (a)	14,255,584
91,400	Masimo Corp. (a)	8,038,630
208,800	Omnicell, Inc. (a)	9,061,920
194,378	Varex Imaging Corp. (a)	6,954,845
		89,069,859
Industrials - 15.4%
123,200	American Woodmark Corp. (a)	12,129,040
211,600	Barnes Group, Inc.	12,672,724
253,300	Forward Air Corp.	13,389,438
253,900	Franklin Electric Co., Inc.	10,346,425
249,000	Granite Construction, Inc.	13,909,140
427,400	Kforce, Inc.	11,561,170
182,800	Multi-Color Corp.	12,073,940
483,900	Navigant Consulting, Inc. (a)	9,310,236
231,400	Tetra Tech, Inc.	11,327,030
		106,719,143

Shares	Security Description	Value
Information Technology - 17.4%
184,400	Ambarella, Inc. (a)	$9,033,756
156,100	Anixter International, Inc. (a)	11,824,575
98,300	CACI International, Inc., Class A (a)	14,877,705
552,600	CalAmp Corp. (a)	12,643,488
213,200	ExlService Holdings, Inc. (a)	11,890,164
50,900	Littelfuse, Inc.	10,596,362
266,600	Methode Electronics, Inc.	10,424,060
253,500	MTS Systems Corp.	13,093,275
267,200	PC Connection, Inc. (a)(b)	6,680,000
192,300	Silicon Motion Technology Corp., ADR	9,253,476
355,000	Sykes Enterprises, Inc. (a)	10,273,700
		120,590,561
Materials - 6.5%
335,100	A Schulman, Inc.	14,409,300
129,900	Balchem Corp.	10,619,325
180,100	Carpenter Technology Corp.	7,946,012
174,300	Sensient Technologies Corp.	12,302,094
		45,276,731
Real Estate - 7.0%
707,700	Easterly Government Properties, Inc. REIT	14,437,080
343,600	Education Realty Trust, Inc. REIT	11,252,900
236,200	LTC Properties, Inc. REIT	8,975,600
387,500	Marcus & Millichap, Inc. (a)	13,973,250
		48,638,830
Utilities - 2.1%
163,500	IDACORP, Inc.	14,432,145
Total Common Stocks (Cost $544,801,310)		672,439,060

Shares	Security Description	Value
Short-Term Investments - 2.5%

Investment Company - 2.5%
17,052,043	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 1.52% (c)	17,052,043
Total Short-Term Investments (Cost $17,052,043)		17,052,043
Investments, at value - 99.6% (Cost $561,853,353)		689,491,103
Other assets in excess of liabilities - 0.4%		2,970,490
NET ASSETS - 100.0%		$692,461,593

(a)	Non-income producing security.
(b)	Securities have been determined to be illiquid by the investment adviser. Total illiquid securities held as of March 31, 2018 were $13,502,900, representing 1.95% of net assets.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2018.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2018

SHORT-INTERMEDIATE BOND FUND
Assets:
Investments, at cost	$163,522,016
Unrealized appreciation (depreciation) of investments	(1,651,118)
Total investments, at value	161,870,898
Cash	38,775
Receivable for capital shares issued	392,018
Receivable for investments sold	–
Interest and dividends receivable	753,734
Prepaid expenses	24,679
Total Assets	163,080,104

Liabilities:
Distributions payable	238,667
Payable for investments purchased	–
Payable for capital shares redeemed	201,065
Accrued expenses and other payables:
Investment advisory fees	46,966
Administration fees payable to non-related parties	6,609
Administration fees payable to related parties	9,623
Shareholder service fees	4,606
Other fees	38,314
Total Liabilities	545,850
Net Assets	$162,534,254
Composition of Net Assets:
Paid-In Capital	$166,186,042
Accumulated (excess of distributions over) net investment income (loss)	(400,377)
Accumulated net realized gain (loss) from investments	(1,600,293)
Net unrealized appreciation (depreciation) on investments	(1,651,118)
Net Assets	$162,534,254
Institutional Class:
Net assets	15,281,014
Shares of beneficial interest (See note 5)	1,658,872
Net asset value, offering and redemption price per share	$9.21
Institutional Plus Class:
Net assets	147,253,240
Shares of beneficial interest (See note 5)	15,936,325
Net asset value, offering and redemption price per share	$9.24

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2018

INCOME FUND	NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$200,128,680	$66,504,763	$56,426,579	$97,218,147	$561,853,353
(1,884,742)	(1,510,947)	13,386,000	39,099,378	127,637,750
198,243,938	64,993,816	69,812,579	136,317,525	689,491,103
35,035	–	9,275	35,064	205,618
337,550	–	51,308	37,667	676,483
249,497	–	–	–	3,150,807
1,183,623	733,411	197,894	71,653	347,903
27,393	4,795	13,580	17,641	52,671
200,077,036	65,732,022	70,084,636	136,479,550	693,924,585

419,158	162,418	–	–	–
182,249	–	–	–	–
384,474	–	–	186,641	871,411
75,030	10,754	43,281	83,691	400,265
8,104	2,679	2,900	5,648	28,824
11,798	3,898	4,210	8,197	41,823
2,567	–	8,927	5,430	39,045
37,151	26,682	27,943	30,012	81,624
1,120,531	206,431	87,261	319,619	1,462,992
$198,956,505	$65,525,591	$69,997,375	$136,159,931	$692,461,593

$203,190,343	$68,197,913	$53,884,836	$90,366,577	$565,101,186
(370,030)	(834,783)	13,144	21,429	–
(1,979,066)	(326,592)	2,713,395	6,672,547	(277,343)
(1,884,742)	(1,510,947)	13,386,000	39,099,378	127,637,750
$198,956,505	$65,525,591	$69,997,375	$136,159,931	$692,461,593

6,883,648	–	41,426,000	16,906,366	171,337,836
682,122	–	2,455,594	1,042,299	6,073,314
$10.09	$–	$16.87	$16.22	$28.21
192,072,857	65,525,591	28,571,375	119,253,565	521,123,757
19,033,425	6,897,002	1,707,702	7,206,626	18,379,483
$10.09	$9.50	$16.73	$16.55	$28.35

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
March 31, 2018

SHORT-INTERMEDIATE BOND FUND
Investment Income:
Interest	$3,559,770
Dividend	67,790
Foreign tax withholding	–
Total Income	3,627,560
Expenses:
Investment advisory fees (Note 3)	730,016
Administration fees	174,084
Shareholder service fees - Institutional Class	30,280
Custodian fees	13,745
Chief compliance officer fees	11,185
Director fees	6,085
Registration and filing fees	26,812
Transfer agent fees	60,045
Pricing fees	–
Other Fees	83,569
Total expenses before waivers	1,135,821
Expenses waived by adviser (Note 3)	(317,126)
Total Expenses	818,695
Net Investment Income (Loss)	2,808,865
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain on investments transactions	39,695
Net change in unrealized appreciation (depreciation) on investments	(1,408,828)
Net realized and unrealized gain (loss) on investments	(1,369,133)
Net increase in net assets from operations	$1,439,732

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
March 31, 2018

INCOME FUND	NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$6,186,883	$2,086,856	$697,241	$–	$–
120,967	16,003	818,377	1,176,730	7,801,651
–	–	(716)	(6,742)	–
6,307,850	2,102,859	1,514,902	1,169,988	7,801,651
1,198,194	279,213	586,780	1,000,576	5,704,724
238,209	83,278	93,344	159,125	800,315
12,426	–	84,931	32,997	483,846
18,672	5,190	6,363	10,090	50,858
15,079	5,202	5,795	10,193	52,545
8,444	3,299	3,660	5,779	27,020
23,476	9,679	24,458	23,303	32,963
62,852	19,765	52,859	64,874	401,545
–	21,987	–	–	–
96,846	39,624	53,492	47,740	119,960
1,674,198	467,237	911,682	1,354,677	7,673,776
(383,686)	(153,122)	(52,199)	(67,628)	(545,597)
1,290,512	314,115	859,483	1,287,049	7,128,179
5,017,338	1,788,744	655,419	(117,061)	673,472
313,001	8,828	4,204,203	12,602,909	13,063,340
(1,729,865)	(812,074)	1,768,472	5,808,054	20,739,130
(1,416,864)	(803,246)	5,972,675	18,410,963	33,802,470
$3,600,474	$985,498	$6,628,094	$18,293,902	$34,475,942

See accompanying Notes to Financial Statements.

FINNANCIAL HIGHLIGHTS
March 31, 2018

	SHORT-INTERMEDIATE BOND FUND		INCOME FUND
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Operations:
Net investment income (loss)	$2,808,865	$2,569,049	$5,017,338	$5,262,250
Net realized gain (loss) on investment transactions	39,695	(5,018)	313,001	(249,764)
Net change in unrealized appreciation (depreciation) on investments	(1,408,828)	(396,941)	(1,729,865)	(3,399,706)
Net increase (decrease) in net assets from operations	1,439,732	2,167,090	3,600,474	1,612,780
Distributions to Shareholders:
From net investment income
Institutional Class	(266,350)	(251,940)	(187,416)	(173,595)
Institutional Plus Class	(2,996,701)	(2,589,782)	(5,700,791)	(5,856,349)
From net realized gains on investments
Institutional Class	(13,526)	(19,716)	(7,337)	(4,917)
Institutional Plus Class	(129,463)	(160,775)	(212,429)	(164,951)
Change in net assets from distributions to shareholders	(3,406,040)	(3,022,213)	(6,107,973)	(6,199,812)
Capital Transactions:
Proceeds from shares issued
Institutional Class	8,882,547	4,917,110	1,362,850	1,756,017
Institutional Plus Class	49,581,399	31,509,238	36,619,351	69,318,939
Proceeds from dividends reinvested
Institutional Class	178,022	167,411	193,659	171,907
Institutional Plus Class	668,493	611,441	769,661	1,453,831
Cost of shares redeemed
Institutional Class	(3,517,318)	(7,251,197)	(1,203,641)	(1,986,308)
Institutional Plus Class	(19,445,646)	(25,455,755)	(36,707,609)	(59,997,007)
Change in net assets from capital transactions	36,347,497	4,498,248	1,034,271	10,717,379
Change in net assets	34,381,189	3,643,125	(1,473,228)	6,130,347
Net Assets:
Beginning of Year	128,153,065	124,509,939	200,429,733	194,299,386
End of Year	$162,534,254	$128,153,065	$198,956,505	$200,429,733
Accumulated (excess of distributions over) net investment income (loss)	$(400,377)	$(278,896)	$(370,030)	$(93,375)
Share Transactions Institutional Class:
Shares issued	951,405	523,867	132,811	168,398
Shares reinvested	19,125	17,888	18,873	16,568
Shares redeemed	(377,163)	(777,110)	(117,270)	(191,300)
Change in shares	593,367	(235,355)	34,414	(6,334)
Share Transactions Institutional Plus Class:
Shares issued	5,306,495	3,352,312	3,570,084	6,650,408
Shares reinvested	71,613	65,123	74,990	139,921
Shares redeemed	(2,083,641)	(2,711,815)	(3,571,390)	(5,840,316)
Change in shares	3,294,467	705,620	73,684	950,013

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
March 31, 2018

NEBRASKA TAX-FREE FUND		BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017

$1,788,744	$1,793,571	$655,419	$787,097	$(117,061)	$(206,926)	$673,472	$1,560,073

8,828	(81,348)	4,204,203	7,707,324	12,602,909	19,275,716	13,063,340	25,811,757
(812,074)	(2,137,764)	1,768,472	(1,612,471)	5,808,054	4,718,863	20,739,130	54,681,586
985,498	(425,541)	6,628,094	6,881,950	18,293,902	23,787,653	34,475,942	82,053,416

–	–	(355,755)	(458,535)	–	–	–	(403,001)
(2,288,818)	(2,164,819)	(334,714)	(338,896)	–	–	–	(893,039)

–	–	(3,122,745)	(3,340,622)	(2,499,431)	(2,388,948)	(10,411,722)	(2,254,140)
–	–	(2,354,341)	(1,924,805)	(16,767,969)	(6,071,698)	(25,294,704)	(3,362,716)

(2,288,818)	(2,164,819)	(6,167,555)	(6,062,858)	(19,267,400)	(8,460,646)	(35,706,426)	(6,912,896)

–	–	1,838,490	4,466,420	1,594,371	3,368,140	60,971,078	196,297,524
10,681,700	21,952,822	4,899,298	4,614,857	17,849,011	13,195,880	261,705,710	155,777,695
–	–	3,232,086	3,262,415	2,182,530	2,277,655	9,986,188	2,390,902
254,112	151,030	2,334,939	2,009,521	8,591,825	3,207,344	17,501,618	2,303,174
–	–	(13,187,220)	(30,040,922)	(4,807,012)	(34,493,646)	(111,046,227)	(65,121,062)
(15,816,263)	(4,833,388)	(12,030,498)	(9,364,013)	(16,798,178)	(21,158,648)	(135,674,086)	(49,047,841)*
(4,880,451)	17,270,465	(12,912,905)	(25,051,722)	8,612,547	(33,603,275)	103,444,281	242,600,392
(6,183,771)	14,680,105	(12,452,366)	(24,232,630)	7,639,049	(18,276,268)	102,213,797	317,740,912

71,709,362	57,029,257	82,449,741	106,682,371	128,520,882	146,797,150	590,247,796	272,506,884
$65,525,591	$71,709,362	$69,997,375	$82,449,741	$136,159,931	$128,520,882	$692,461,593	$590,247,796

$(834,783)	$(408,583)	$13,144	$12,280	$21,429	$8,613	$–	$–

–	–	106,140	266,215	96,071	214,078	2,149,554	7,535,519
–	–	191,311	200,429	139,906	145,723	356,141	85,390
–	–	(763,092)	(1,800,947)	(285,556)	(2,187,593)	(3,877,960)	(2,399,444)
–	–	(465,641)	(1,334,303)	(49,579)	(1,827,792)	(1,372,265)	5,221,465

1,101,144	2,204,817	285,412	276,133	1,039,772	826,513	9,183,474	5,672,567
26,281	15,385	139,306	124,191	540,027	202,228	621,506	82,109
(1,631,620)	(495,361)	(701,098)	(559,695)	(975,821)	(1,326,441)	(4,816,742)	(1,887,582)
(504,195)	1,724,841	(276,380)	(159,371)	603,978	(297,700)	4,988,238	3,867,094

See accompanying Notes to Financial Statements.

FINANCIAL  HIGHLIGHTS
For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value,	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*,(c)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/18	$9.32	$0.16	$(0.07)	$0.09	$(0.19)	$(0.01)		$9.21	0.93%	$15,281	0.77%	1.71%	1.22%	43%
03/31/17	9.38	0.16	(0.03)	0.13	(0.18)	(0.01)		9.32	1.48	9,933	0.75	1.75	1.28	48
03/31/16	9.45	0.14	(0.04)	0.10	(0.16)	(0.01)		9.38	1.11	12,202	0.76	1.50	1.11	40
03/31/15	9.48	0.12	—	0.12	(0.14)	(0.01)		9.45	1.33	23,000	0.79	1.24	1.04	51
03/31/14	9.60	0.15	(0.12)	0.03	(0.15)	(0.00	)(d)	9.48	0.40	13,123	0.79	1.62	1.01	48
Institutional Plus Class
03/31/18	9.35	0.18	(0.07)	0.11	(0.21)	(0.01)		9.24	1.17	147,253	0.54	1.94	0.73	43
03/31/17	9.41	0.19	(0.03)	0.16	(0.21)	(0.01)		9.35	1.70	118,220	0.54	1.98	0.75	48
03/31/16	9.48	0.16	(0.04)	0.12	(0.18)	(0.01)		9.41	1.32	112,308	0.54	1.73	0.77	40
03/31/15	9.51	0.14	0.01	0.15	(0.17)	(0.01)		9.48	1.57	91,787	0.55	1.48	0.80	51
03/31/14	9.61	0.17	(0.10)	0.07	(0.17)	(0.00	)(d)	9.51	0.77	94,149	0.58	1.79	0.80	48

INCOME FUND
Institutional Class
03/31/18	10.22	0.24	(0.08)	0.16	(0.28)	(0.01)		10.09	1.61	6,884	0.82	2.33	1.48	33
03/31/17	10.41	0.24	(0.14)	0.10	(0.28)	(0.01)		10.22	0.89	6,621	0.82	2.29	1.62	44
03/31/16	10.51	0.24	(0.05)	0.19	(0.28)	(0.01)		10.41	1.77	6,809	0.81	2.29	1.19	24
03/31/15	10.25	0.24	0.29	0.53	(0.26)	(0.01)		10.51	5.18	19,693	0.85	2.30	1.11	52
03/31/14	10.47	0.28	(0.21)	0.07	(0.29)	—		10.25	0.72	10,784	0.81	2.71	1.08	55
Institutional Plus Class
03/31/18	10.22	0.26	(0.08)	0.18	(0.30)	(0.01)		10.09	1.80	192,073	0.64	2.52	0.82	33
03/31/17	10.41	0.26	(0.15)	0.11	(0.29)	(0.01)		10.22	1.07	193,808	0.64	2.47	0.83	44
03/31/16	10.52	0.25	(0.07)	0.18	(0.28)	(0.01)		10.41	1.81	187,490	0.64	2.41	0.85	24
03/31/15	10.26	0.26	0.29	0.55	(0.28)	(0.01)		10.52	5.40	120,425	0.63	2.52	0.89	52
03/31/14	10.48	0.30	(0.22)	0.08	(0.30)	—		10.26	0.79	92,810	0.64	2.91	0.91	55

NEBRASKA TAX-FREE FUND
Institutional Plus Class
03/31/18	9.69	0.25	(0.12)	0.13	(0.32)	—		9.50	1.31	65,526	0.45	2.56	0.67	5
03/31/17	10.05	0.26	(0.30)	(0.04)	(0.32)	—		9.69	(0.43)	71,709	0.45	2.66	0.69	11
03/31/16(e)	10.00	0.07	0.07	0.14	(0.09)	—		10.05	1.35	57,029	0.45	2.96	0.85	5

BALANCED FUND
Institutional Class
03/31/18	16.86	0.13	1.29	1.42	(0.14)	(1.27)		16.87	8.46	41,426	1.18	0.76	1.27	15
03/31/17	16.71	0.13	1.11	1.24	(0.13)	(0.96)		16.86	7.71	49,241	1.18	0.75	1.26	22
03/31/16	17.66	0.05	(0.57)	(0.52)	(0.06)	(0.37)		16.71	(2.93)	71,090	1.19	0.31	1.26	42
03/31/15	17.61	0.01	1.58	1.59	(0.01)	(1.53)		17.66	9.40	70,615	1.17	0.06	1.26	69
03/31/14	16.30	0.09	2.56	2.65	(0.10)	(1.24)		17.61	16.46	69,070	1.16	0.53	1.29	91
Institutional Plus Class
03/31/18	16.74	0.16	1.28	1.44	(0.18)	(1.27)		16.73	8.66	28,571	0.99	0.95	1.03	15
03/31/17	16.61	0.16	1.10	1.26	(0.17)	(0.96)		16.74	7.90	33,209	0.99	0.94	1.03	22
03/31/16	17.57	0.09	(0.59)	(0.50)	(0.09)	(0.37)		16.61	(2.78)	35,592	0.99	0.51	1.01	42
03/31/15	17.52	0.05	1.57	1.62	(0.04)	(1.53)		17.57	9.67	35,600	0.97	0.30	1.06	69
03/31/14	16.23	0.12	2.54	2.66	(0.13)	(1.24)		17.52	16.65	20,446	0.95	0.72	1.08	91

See accompanying Notes to Financial Statements.

FINANCIAL  HIGHLIGHTS
For a Share Outstanding

		Investment Activities				Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value,	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets*,(c)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/18	$16.48	$(0.04)		$2.35	$2.31	$—	$(2.57)	$16.22	14.66%	$16,906	1.13%	(0.25)%	1.33%	50%
03/31/17	14.82	(0.05)		2.65	2.60	—	(0.94)	16.48	17.89	17,999	1.14	(0.31)	1.25	36
03/31/16	19.02	(0.06)		(1.83)	(1.89)	—	(2.31)	14.82	(9.78)	43,260	1.16	(0.34)	1.27	57
03/31/15	19.16	(0.09)		2.41	2.32	—	(2.46)	19.02	12.93	55,888	1.14	(0.47)	1.23	50
03/31/14	16.63	(0.05)		4.10	4.05	—	(1.52)	19.16	24.36	59,249	1.08	(0.28)	1.20	56
Institutional Plus Class
03/31/18	16.74	(0.01)		2.39	2.38	—	(2.57)	16.55	14.86	119,254	0.94	(0.06)	0.97	50
03/31/17	15.00	(0.01)		2.69	2.68	—	(0.94)	16.74	18.21	110,522	0.94	(0.08)	0.98	36
03/31/16	19.19	(0.02)		(1.86)	(1.88)	—	(2.31)	15.00	(9.63)	103,537	0.94	(0.10)	0.99	57
03/31/15	19.27	(0.05)		2.43	2.38	—	(2.46)	19.19	13.18	119,004	0.92	(0.25)	1.01	50
03/31/14	16.68	(0.02)		4.13	4.11	—	(1.52)	19.27	24.65	117,219	0.89	(0.08)	1.01	56

SMALL COMPANY FUND
Institutional Class
03/31/18	28.28	(0.02	)(f)	1.45	1.43	—	(1.50)	28.21	5.11	171,338	1.22	(0.06)	1.29	28
03/31/17	23.17	0.07		5.45	5.52	(0.06)	(0.35)	28.28	23.87	210,573	1.20	0.27	1.31	33
03/31/16	24.06	0.02		(0.20)	(0.18)	(0.04)	(0.67)	23.17	(0.65)	51,527	1.18	0.10	1.34	32
03/31/15	24.39	0.02		1.65	1.67	(0.01)	(1.99)	24.06	6.97	51,296	1.20	0.09	1.31	29
03/31/14	19.98	0.03		4.81	4.84	(0.11)	(0.32)	24.39	24.26	42,855	1.19	0.13	1.32	21
Institutional Plus Class
03/31/18	28.35	0.05		1.45	1.50	—	(1.50)	28.35	5.34	521,124	0.99	0.17	1.08	28
03/31/17	23.20	0.12		5.47	5.59	(0.09)	(0.35)	28.35	24.14	379,675	0.99	0.47	1.06	33
03/31/16	24.12	0.07		(0.21)	(0.14)	(0.11)	(0.67)	23.20	(0.48)	220,980	0.99	0.30	1.07	32
03/31/15	24.43	0.08		1.64	1.72	(0.04)	(1.99)	24.12	7.17	217,291	0.98	0.34	1.09	29
03/31/14	20.04	0.09		4.81	4.90	(0.19)	(0.32)	24.43	24.53	163,481	0.96	0.39	1.09	21

*	Ratios excluding contractual and voluntary waivers.
(a)	Per share data calculated using average share method
(b)	Not annualized for a period less than one year.
€	Annualized for a period less than one year.
(d)	Amount represents less than $0.005.
(e)	Commencement of operations of Tributary Nebraska Tax-Free Fund - Institutional Plus Class shares was January 1, 2016.
(f)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

1. Organization

Tributary Funds, Inc.  (the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company  Act  of  1940,  as  amended  (the  “1940  Act”),  as  an  open-end  management  investment  company  issuing  its  shares  in  series.   The Company consists of six series, Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund (collectively, the “Funds” and individually, a “Fund”).  Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund are all diversified series. Nebraska Tax-Free Fund is a non-diversified series.  Each series represents a distinct portfolio with its own investment objectives and policies. Refer to the prospectus for each Fund’s investment objective.

All Funds offer Institutional Plus Class shares without a sales charge and the Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund also offer Institutional Class shares. The two classes differ principally in applicable minimum investment and shareholder servicing fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/ losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

On January 1, 2016, the Nebraska Tax-Free Fund commenced operations through a reorganization of the Nebraska Tax-Free Common Trust Fund (“CTF”) through contribution of securities. The CTF was previously managed by First National Bank of Omaha. It was determined to be beneficial to both the shareholders of the CTF and the Company to reorganize the CTF into a newly created series of the Company. This CTF was organized and commenced operations on December 31, 2007. The CTF had an investment objective and strategies that were, in all material respects, identical to those of the Nebraska Tax-Free Fund. The net assets and unrealized gain received by the Nebraska Tax-Free Fund from this tax-free reorganization were as follows:

Date of Contribution	Net Assets Institutional Plus Class	Shares Issued Institutional Plus Class	Original Cost of Investments	Unrealized Gain on Investments	Exchange Ratio
January 1, 2016	$51,935,874	5,193,587	$50,327,997	$982,451	1.0014019

In addition to the securities transferred in, as noted above, $625,426 of cash and other receivables were also transferred in as part of the reorganization.

2. Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting  policies  consistently  followed  by  the  Company  in  the  preparation  of  its  financial  statements.  The  policies  are  in  conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation

The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m.  Eastern Time. In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price. Investments in investment companies are valued at the NAV per share determined as of the close of the NYSE. Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate fair value. Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation. Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee  (“Fair  Value  Committee”)  pursuant  to  procedures  established  by  the  Company’s  Board  of  Directors  (“Board”).  Situations  that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee's own assumptions in determining fair value. Factors used in determining fair value include, but are not limited to: type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company’s pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds’ Adviser, Sub-Adviser, and the Treasurer, who serves on the committee as a non-voting member. The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Fair Valuation Committee’s determinations are subject to review by the Funds’ Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price). One component of fair value is a three-tier fair value hierarchy. The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a securities exchange or investments in mutual funds.

Level 2 – includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities  in  non-active  markets,  or  corporate  action  or  reorganization  entitlement  values.  Indirect  significant  observable  inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 – includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index, or comparable securities’ models. Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the co-administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the co-administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To substantiate Level 3 unobservable inputs, the adviser and co-administrator use a variety of techniques as appropriate, including, transaction backtesting or disposition analysis and review of related market activity.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2018, by category:

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Asset Backed Securities	$–	$21,787,120	$–	$21,787,120
Non-Agency Commercial Mortgage Backed Securities	–	13,176,417	–	13,176,417
Non-Agency Residential Mortgage Backed Securities	–	13,155,154	–	13,155,154
Corporate Bonds	–	43,233,171	–	43,233,171
Government & Agency Obligations	–	65,401,298	–	65,401,298
Preferred Stocks	506,000	–	–	506,000
Short-Term Investments	4,611,738	–	–	4,611,738
Total	$5,117,738	$156,753,160	$–	$161,870,898

	LEVEL 1 – Quoted Prices	LEVEL 2 -Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Income Fund
Asset Backed Securities	$–	$15,995,839	$–	$15,995,839
Non-Agency Commercial Mortgage Backed Securities	–	12,554,463	–	12,554,463
Non-Agency Residential Mortgage Backed Securities	–	21,977,083	965,010	22,942,093
Corporate Bonds	–	57,985,622	–	57,985,622
Government & Agency Obligations	–	83,651,896	–	83,651,896
Investment Companies	1,442,952	–	–	1,442,952
Short-Term Investments	3,671,073	–	–	3,671,073
Total	$5,114,025	$192,164,903	$965,010	$198,243,938

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Nebraska Tax-Free Fund
Government & Agency Obligations	$–	$63,565,272	$–	$63,565,272
Short-Term Investments	1,428,544	–	–	1,428,544
Total	$1,428,544	$63,565,272	$–	$64,993,816

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

	LEVEL 1 – Quoted Prices	LEVEL 2 - Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Balanced Fund
Common Stocks*	$44,233,763	$–	$–	$44,233,763
Asset Backed Securities	–	1,957,834	–	1,957,834
Non-Agency Commercial Mortgage Backed Securities	–	933,922	–	933,922
Non-Agency Residential Mortgage Backed Securities	–	1,043,257	–	1,043,257
Corporate Bonds	–	7,304,307	–	7,304,307
Government & Agency Obligations	–	11,611,737	–	11,611,737
Short-Term Investments	2,727,759	–	–	2,727,759
Total	$46,961,522	$22,851,057	$–	$69,812,579

	LEVEL 1 – Quoted Prices	LEVEL 2 -Significant Observable Inputs	LEVEL 3 -Significant Unobservable Inputs	Total
Growth Opportunities Fund
Common Stocks*	$133,909,082	$–	$–	$133,909,082
Short-Term Investments	2,408,443	–	–	2,408,443
Total	$136,317,525	$–	$–	$136,317,525

	LEVEL 1 – Quoted Prices	LEVEL 2 -Significant Observable Inputs	LEVEL 3 -Significant Unobservable Inputs	Total
Small Company Fund
Common Stocks*	$672,439,060	$–	$–	$672,439,060
Short-Term Investments	17,052,043	–	–	17,052,043
Total	$689,491,103	$–	$–	$689,491,103
*	See Schedules of Portfolio Investments for further industry classification.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Non-Agency Residential Mortgage Backed Securities
Income Fund
Balance as of 03/31/17	$-
Purchases	969,462
Paydowns	(4,592)
Change in unrealized appreciation (depreciation)	(34)
Amortization (Accretion)	34
Realized Gain (Loss)	140
Balance as of 03/31/18	$965,010
Net change in unrealized appreciation/ (depreciation) in investments as of 03/31/18**	$(34)

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

Non-Agency Residential Mortgage Backed Securities
Income Fund
Balance as of 03/31/17	$-
Purchases	969,462
Paydowns	(4,592)
Change in unrealized appreciation (depreciation)	(34)
Amortization (Accretion)	34
Realized Gain (Loss)	140
Balance as of 03/31/18	$965,010
Net change in unrealized appreciation/ (depreciation) in investments as of 03/31/18**	$(34)
**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statements of Operations.

The Funds recognize transfers between levels as of the beginning of the year. There were no transfers into or out of Level 1, 2 or 3 during the year ended March 31, 2018.

Guarantees and Indemnifications

In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications  for  certain  liabilities.  Each  Fund’s  maximum  exposure  under  these  arrangements  is  unknown.  However,  since  their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Company's contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions, Investment Income and Foreign Taxes

Securities transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount, using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

Allocation of Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds.  The Balanced Fund declares and pays dividends from net investment income, if any, quarterly.  The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually. Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceed available capital loss carryovers. The amount

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.

3. Related Party Transactions and Fees and Agreements

Tributary Capital Management, LLC (“Tributary” or “Adviser”), a subsidiary of First National Bank of Omaha (“FNBO”), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds. Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund’s average daily net assets: 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.40% for the Nebraska Tax-Free Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund. First National Fund Advisers (“FNFA” or “Sub-Adviser”), a division of FNBO, serves as the investment sub-adviser for the Short- Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund. Sub-advisory fees paid to FNFA are paid by Tributary. For the services provided and expenses assumed under the FNFA Sub-Advisory Agreement, Tributary pays FNFA a fee equal to 0.25% of the average daily net assets of the Short-Intermediate Bond Fund, 0.30% of the average daily net assets of the Income Fund, 0.20% of the average daily net assets of the Nebraska Tax-Free Fund, 0.375% of the average daily net assets of the Balanced Fund, and 0.375% of the average daily net assets of the Growth Opportunities Fund.

Tributary has contractually agreed to waive advisory fees and reduce the administration fee payable to the Adviser and/or reimburse other expenses of each Fund to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees (Institutional Class only), brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate of the percentage of each Fund’s average daily net assets as follows.

Expense Caps
Short-Intermediate Bond Fund	0.54%
Income Fund	0.64
Nebraska Tax-Free Fund	0.45
Balanced Fund	0.99
Growth Opportunities Fund	0.94
Small Company Fund	0.99

The amounts waived for each Fund are recorded as expenses waived in each Fund’s Statement of Operations. Other Fund service providers have also contractually agreed to waive a portion of their fees.  For the year ended March 31, 2018, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
Short-Intermediate Bond Fund	$316,283	$843	$317,126
Income Fund	382,531	1,155	383,686
Nebraska Tax-Free Fund	152,718	404	153,122
Balanced Fund	51,746	453	52,199
Growth Opportunities Fund	66,857	771	67,628
Small Company Fund	541,723	3,874	545,597

Tributary may recover fees waived or expenses reimbursed, if such payment is made within three years of the fee waiver or expense reimbursement. At March 31, 2018, the amount of potentially recoverable expenses are as follows: Short-Intermediate Bond Fund – $903,537; Income Fund – $1,169,963; Nebraska Tax-Free Fund – $363,981; Balanced Fund – $164,064; Growth Opportunities Fund – $237,434; Small Company Fund – $1,061,862.

MUFG Union Bank, N.A. serves as the custodian for each of the Funds. DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions. Tributary and Atlantic Fund Services, LLC (“Co-Administrators”) serve as co-administrators of the Funds. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds. As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund's average daily net assets. Tributary receives 0.07% of each Fund's average daily net assets. Foreside Fund Officer Services, LLC provides the Funds’ Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

The Company has adopted an Administrative Services Plan, which allows the Funds' Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a “Service Organization”). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. One of the Servicing Agreements the Funds maintain is with FNBO. For the year ended March 31, 2018, the Funds paid FNBO as follows: Short-Intermediate Bond Fund – $2,556; Income Fund – $2,743; Balanced Fund – $1,070; Growth Opportunities Fund – $69; Small Company Fund – $894. The amounts accrued for shareholder service fees are included under Shareholder service fees – Institutional Class within the Statements of Operations.

4. Investment Transactions

The  aggregate  cost  of  purchases  and  proceeds  from  sales  of  securities,  excluding  U.S.  Government  securities  and  short-term  investments (maturing less than one year from acquisition), for the year ended March 31, 2018, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$44,041,038	$43,754,102
Income Fund	40,724,562	39,030,723
Nebraska Tax-Free Fund	3,443,801	8,308,259
Balanced Fund	7,376,901	27,093,465
Growth Opportunities Fund	65,233,033	73,586,394
Small Company Fund	255,648,868	180,969,229

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2018, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$40,574,608	$15,387,541
Income Fund	26,476,066	25,251,118
Balanced Fund	4,275,590	3,840,149

5. Capital Share Transactions

The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes

The following information is presented on an income tax basis. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision is made for federal income or excise taxes.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: reclassifications related to market discount, premium and/or  paydown  securities,  REIT  securities,  net  operating  losses,  equity  return  of  capital  securities,  and  distribution  adjustments.  These reclassifications have no impact on net assets.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

	Net Increase (Decrease)
	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Short-Intermediate Bond Fund	$332,705	$(332,705)	$–
Income Fund	594,214	(594,214)	–
Nebraska Tax-Free Fund	73,874	(73,874)	–
Balanced Fund	35,914	(35,914)	–
Growth Opportunities Fund	129,877	108,910	(238,787)
Small Company Fund	(673,472)	673,472	–

As of March 31, 2018, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Intermediate Bond Fund	$164,241,982	$599,068	$(2,970,152)	$(2,371,084)
Income Fund	201,366,233	2,295,326	(5,417,621)	(3,122,295)
Nebraska Tax-Free Fund	67,340,055	312,345	(2,658,584)	(2,346,239)
Balanced Fund	56,516,792	13,998,018	(702,231)	13,295,787
Growth Opportunities Fund	97,152,812	40,241,432	(1,076,719)	39,164,713
Small Company Fund	565,870,021	138,293,603	(14,672,521)	123,621,082

At March 31, 2018, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Tax Exempt Income	Undistributed Net Long-Term Capital Gains	Other Temporary Differences	Unrealized Gain (Loss)**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$363,322	$–	$–	$(238,667)	$(2,371,084)	$(1,405,359)
Income Fund	907,063	–	–	(419,158)	(3,122,295)	(1,599,448)
Nebraska Tax-Free Fund	1,014	161,900	–	(162,418)	(2,346,239)	(326,579)
Balanced Fund	13,144	–	2,803,608	–	13,295,787	–
Growth Opportunities Fund	–	–	6,650,489	–	39,164,713	(21,848)
Small Company Fund	–	–	6,756,929	–	123,621,082	(3,017,604)

*	Undistributed net investment income includes any undistributed net short-term capital gains, if any.
**	Unrealized gains (loss) are adjusted for open wash sale loss deferrals, market discount/premium amortization, return of capital paid by REIT securities and equity return of capital securities.
***	Capital loss carry forward includes deferred post October loss and late year losses.

The tax character of dividends and distributions paid during the Funds’ fiscal years ended March 31, 2018 and March 31, 2017, were as follows:

	Net Ordinary Income*		Tax Exempt Income		Net Long Term Capital Gains**		Total Distributions Paid***
	2018	2017	2018	2017	2018	2017	2018	2017
Short-Intermediate Bond Fund	$3,347,078	$3,009,806	$–	$–	$–	$–	$3,347,078	$3,009,806
Income Fund	6,103,546	6,104,883	–	–	–	–	6,103,546	6,104,883
Nebraska Tax-Free Fund	14,012	8,689	2,294,989	2,133,987	–	–	2,309,001	2,142,676
Balanced Fund	690,469	797,431	–	–	5,477,086	5,265,427	6,167,555	6,062,858
Growth Opportunities Fund	–	–	–	–	19,267,400	8,460,646	19,267,400	8,460,646
Small Company Fund	5,682,919	1,303,669	–	–	30,023,507	5,609,227	35,706,426	6,912,896

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**
The Funds designated as long-term dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2018.

***	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At March 31, 2018, the following Funds had net capital loss carryforwards available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

	No Expiration
	Short Term	Long Term	Total
Short-Intermediate Bond Fund	$219,436	$1,185,923	$1,405,359
Income Fund	907,413	692,035	1,599,448
Nebraska Tax-Free Fund	32,733	293,846	326,579

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year ("Post-October losses" and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2018, the Funds deferred losses to April 1, 2018 as follows:

Late Year Losses/Post-October Losses
Growth Opportunities Fund	$21,848
Small Company Fund	3,017,604

The Funds comply with FASB ASC Topic 740, “Income Taxes.” FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Funds with tax positions not deemed to meet the “more-likely-than-not” threshold would be required to record a tax expense in the current year. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds’ financial statements for the year ended March 31, 2018. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

9. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Tributary Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tributary Funds, Inc., comprising Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund, and Tributary Small Company Fund (the “Funds”), as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended March 31, 2015, and prior, were audited by other auditors whose report dated May 27, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 30, 2018

ADDITIONAL FUND INFORMATION (Unaudited)
March 31, 2018

Proxy Voting Policy

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203. The information also is included in the Company’s Statement of Additional Information, which is available on the Funds' website at www.tributaryfunds.com and on the Securities and Exchange Commission’s (the "SEC") website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the SEC’s website at www.sec.gov.

Quarterly Holdings

The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information

The information reported below is for the year ended March 31, 2018. Foreign tax and qualified dividend information for the calendar year 2018 will be provided on your 2018 Form 1099-DIV.

For the year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. Complete information for calendar year 2018 will be reported in conjunction with your 2018 Form 1099-DIV.

For the year ended March 31, 2018, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code (“Code”), as qualified dividends:

Qualified Dividend Income
Short-Intermediate Bond Fund	0.58%
Income Fund	0.04%
Balanced Fund	100.00%
Small Company Fund	100.00%

For the year ended March 31, 2018, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Dividends Received Deduction
Short-Intermediate Bond Fund	0.58%
Income Fund	0.04%
Balanced Fund	99.92%
Small Company Fund	100.00%

For the year ended March 31, 2018, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as qualified interest income exempt from U.S. tax for foreign shareholders:

Qualified Interest Income
Short-Intermediate Bond Fund	80.80%
Income Fund	80.36%
Balanced Fund	40.07%

For the year ended March 31, 2018, Small Company Fund designates 98.32% of its short-term capital gain dividends exempt from U.S. tax for foreign shareholders and Nebraska Tax-Free Fund designates 99.39% of its income dividend distributed as tax-exempt dividends.

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017, through March 31, 2018.

ADDITIONAL FUND INFORMATION (Unaudited)
March 31, 2018

Actual Expenses – The first set of columns next to each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first set of columns under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line set of columns next to each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ADDITIONAL FUND INFORMATION (Unaudited)
March 31, 2018

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expense Paid During Period*	Expense Ratio During Period*	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period*	Expense Ratio During Period*
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$996.29	$3.83	0.77%	$1,000.00	$1,021.09	$3.88	0.77%
Institutional Plus Class	1,000.00	997.49	2.69	0.54	1,000.00	1,022.24	2.72	0.54
Income Fund
Institutional Class	$1,000.00	$992.72	$4.02	0.81%	$1,000.00	$1,020.89	$4.08	0.81%
Institutional Plus Class	1,000.00	993.54	3.18	0.64	1,000.00	1,021.74	3.23	0.64
Nebraska Tax-Free Fund
Institutional Plus Class	$1,000.00	$993.62	$2.24	0.45%	$1,000.00	$1,022.69	$2.27	0.45%
Balanced Fund
Institutional Class	$1,000.00	$1,035.28	$5.89	1.16%	$1,000.00	$1,019.15	$5.84	1.16%
Institutional Plus Class	1,000.00	1,036.19	5.03	0.99	1,000.00	1,020.00	4.99	0.99
Growth Opportunities Fund
Institutional Class	$1,000.00	$1,066.38	$5.36	1.04%	$1,000.00	$1,019.75	$5.24	1.04%
Institutional Plus Class	1,000.00	1,067.03	4.84	0.94	1,000.00	1,020.24	4.73	0.94
Small Company Fund
Institutional Class	$1,000.00	$1,009.97	$6.06	1.21%	$1,000.00	$1,018.90	$6.09	1.21%
Institutional Plus Class	1,000.00	1,010.99	4.96	0.99	1,000.00	1,020.00	4.99	0.99

*
Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

DIRECTORS AND OFFICERS (Unaudited)
March 31, 2018

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company. The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below. The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Funds’ website www.tributaryfunds.com.

Name, Address(1), Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Stephen C. Wade(2) Age: 52	Indefinite; Since 2016.	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director - Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	7	Director, First National Capital Markets, Inc.
Director, Chairman of the Board and President
Brittany A. Fahrenkrog(2) Age: 40	Indefinite; Since 2016	Director, Sales & Client Services, Tributary Capital Management, LLC (since May 2010)	7	None.
Director and Senior Vice President
Independent Directors
Robert A. Reed Age: 77	Indefinite; Since 1994	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	7	None.
Director; Chairman Corporate Governance and Nominations Committee
Gary D. Parker Age: 72	Indefinite; Since 2005	Retired since 2000.	7	None.
Director; Chairman Audit Committee
John J. McCartney Age: 73	Indefinite; Since 2010	Retired since 2007.	7	None.
Lead Independent Director
[1]	The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.
[2]
As defined in the 1940 Act, Mr. Wade is an “interested” Director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc., and Ms. Fahrenkrog is an "interested" Director because she is an officer of Tributary Capital Management, LLC, the Funds' investment adviser.

DIRECTORS AND OFFICERS (Unaudited)
March 31, 2018

Name, Address(1), Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)
David F. Larrabee Age:57	Indefinite; Since 2016	Retired since 2012. Senior Vice President, Intermediary Sales, American Century Investments, Inc. and President and CEO, American Century Investment Services , Inc. (broker/dealer subsidiary) (2009 to May 2012); prior to 2009, Mr. Larrabee held various senior positions with American Century Investments, Inc.	7	None.
Director
[1]	The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.

Name, Address, Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Karen Shaw(3) Age: 45	Indefinite; Since August 2015	Senior Vice President, Atlantic Fund Services (2008-present).
Treasurer, Principal Financial Officer
Rodney L. Ruehle(4) Age: 48	Indefinite; Since August 2009
Director, Foreside Management Services, LLC (2008 to present); Chief Compliance Officer of Praxis Mutual Funds (May 2015 to present); Chief Compliance Officer of Horizons ETF Trust (December 2016 to present); Chief Compliance Officer of Context Capital Funds (November 2015 to present); Chief Compliance Officer of Asset Management Fund (November 2009-April 2016); Chief Compliance Officer of Advisers Investment Trust (July 2011-December 2016);
Chief Compliance Officer of Penn Series Funds, Inc. (February 2012-November 2014).

Chief Compliance and Anti-Money Laundering Officer
Gino Malaspina(3) Age: 49	Indefinite; Since July 2016
Senior Counsel, Atlantic Fund Services (since June 2014); Senior Counsel and Managing Director, Cipperman &
Company/Cipperman Compliance Services LLC (2010-2014); and Associate, Stradley Ronon Stevens & Young, LLP (2009-2010).

Secretary
[3]	The address for Ms. Shaw and Mr. Malaspina is Three Canal Plaza, Suite 600, Portland, ME 04101.
[4]	The address for Mr. Ruehle is 690 Taylor Road, Suite 210, Columbus, OH 43230.

TRIBUTARY FUNDS

Investment Adviser
Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Investment Sub-Adviser
(Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund only)
First National Fund Advisers
215 West Oak Street, 4th Floor
Fort Collins, Colorado 80521

Custodian
MUFG Union Bank, N.A.
350 California Street
San Francisco, California 94104

Co-Administrators
Atlantic Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101

Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Legal Counsel
Husch Blackwell LLP
13330 California Street, Suite 200
Omaha, Nebraska 68154

Compliance Services
Foreside Fund Officer Services, LLC
690 Taylor Road, Suite 210
Columbus, Ohio 43230

This report has been prepared for the general information of Tributary Funds' shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds' prospectus. The prospectus contains more complete information about Tributary Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203

or write to:
Tributary Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022

or go to:
www.tributaryfunds.com

or email:
ClientServices@tributarycapital.com

1126-NLD-5/1/2018
TF-ANR-0318

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
The audit committee financial expert is John J. McCartney who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $84,000  in 2017 and $84,000 in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2017 and $18,000 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2017 and $0 in 2018. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last disclosed such procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Tributary Funds, Inc.

By           /s/ Karen Shaw
Karen Shaw
Treasurer

Date    May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By     /s/ Stephen C. Wade
Stephen C. Wade
President

Date     May 24, 2018

By     /s/ Karen Shaw
Karen Shaw
Treasurer

Date    May 24, 2018